BRINKER INTERNATIONAL, INC.


Zero Coupon Convertible Senior Debentures Due 2021


__________________________________________________

                 INDENTURE

       Dated as of October 10, 2001

___________________________________________________

               SunTrust Bank

                  TRUSTEE

___________________________________________________




             TABLE OF CONTENTS


                                                        Page
                 ARTICLE 1
 DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.   Definitions                                1
Section 1.02.   Other Definitions                          5
Section 1.03.   Incorporation By Reference Of Trust
                 Indenture Act                             6
Section 1.04.   Rules Of Construction                      7
Section 1.05.   Acts Of Holders                            7

                 ARTICLE 2
              THE SECURITIES

Section 2.01.   Form And Dating                            8
Section 2.02.   Execution And Authentication               9
Section 2.03.   Registrar, Paying Agent, Conversion
                 Agent And Calculation Agent              10
Section 2.04.   Paying Agent To Hold Money And
                 Securities In Trust                      10
Section 2.05.   Securityholder Lists                      11
Section 2.06.   Transfer And Exchange                     11
Section 2.07.   Replacement Securities                    13
Section 2.08.   Outstanding Securities; Determinations
                 Of Holders' Action                       13
Section 2.09.   Temporary Securities                      14
Section 2.10.   Cancellation                              15
Section 2.11.   Persons Deemed Owners                     15
Section 2.12.   Global Securities                         15
Section 2.13.   CUSIP Numbers                             20
Section 2.14.   Ranking                                   21

                 ARTICLE 3
         REDEMPTION AND PURCHASES

Section 3.01.   Company's Right To Redeem; Notices to
                 Trustee                                  21
Section 3.02.   Selection Of Securities To Be Redeemed    22
Section 3.03.   Notice Of Redemption                      23
Section 3.04.   Effect Of Notice Of Redemption            24
Section 3.05.   Deposit Of Redemption Price               24
Section 3.06.   Securities Redeemed In Part               24
Section 3.07.   Purchase Of Securities By The Company At
                 Option Of The Holder                     24
Section 3.08.   Purchase Of Securities At Option Of The
                 Holder Upon Change Of Control            26
Section 3.09.   Company's Right To Elect Manner Of
                 Payment Of Purchase Price And Change Of
                 Control Purchase Price For Payment       31
Section 3.10.   Effect Of Purchase Notice Or Change Of
                Control Purchase Notice                   36
Section 3.11.   Deposit Of Purchase Price Or Change
                 Of Control Price                         38
Section 3.12.   Securities Purchased In Part              38
Section 3.13.   Covenant To Comply With Securities Laws
                 Upon Purchase Of Securities              39
Section 3.14.   Repayment To The Company                  39

                        ARTICLE 4
                        COVENANTS

Section 4.01.   Payment Of Securities                     39
Section 4.02.   SEC And Other Reports                     40
Section 4.03.   Compliance Certificate                    40
Section 4.04.   Further Instruments And Acts              40
Section 4.05.   Maintenance Of Office Or Agency           40
Section 4.06.   Delivery Of Certain Information           41
Section 4.07.   Liquidated Damages Notice                 41

                        ARTICLE 5
                  SUCCESSOR CORPORATION

Section 5.01.   When Company May Merge Or Transfer
                 Assets                                   42

                       ARTICLE 6
                  DEFAULTS AND REMEDIES

Section 6.01.   Events Of Default                         43
Section 6.02.   Acceleration                              45
Section 6.03.   Other Remedies                            46
Section 6.04.   Waiver Of Past Defaults                   46
Section 6.05.   Control By Majority                       46
Section 6.06.   Limitation On Suits                       47
Section 6.07.   Rights Of Holders To Receive Payment      47
Section 6.08.   Collection Suit By Trustee                47
Section 6.09.   Trustee May File Proofs Of Claim          48
Section 6.10.   Priorities                                48
Section 6.11.   Undertaking For Costs                     49
Section 6.12.   Waiver Of Stay, Extension Or Usury Laws   49

                      ARTICLE 7
                       TRUSTEE

Section 7.01.   Duties Of Trustee                         50
Section 7.02.   Rights Of Trustee                         51
Section 7.03.   Individual Rights Of Trustee              52
Section 7.04.   Trustee's Disclaimer                      52
Section 7.05.   Notice Of Defaults                        53
Section 7.06.   Reports By Trustee To Holders             53
Section 7.07.   Compensation And Indemnity                53
Section 7.08.   Replacement Of Trustee                    54
Section 7.09.   Successor Trustee By Merger               55
Section 7.10.   Eligibility; Disqualification             55
Section 7.11.   Preferential Collection of Claims
                 Against Company                          55

                      ARTICLE 8
                DISCHARGE OF INDENTURE

Section 8.01.   Discharge Of Liability On Securities      55
Section 8.02.   Repayment To The Company                  56

                      ARTICLE 9
                     AMENDMENTS

Section 9.01.   Without Consent Of Holders                56
Section 9.02.   With Consent Of Holders                   57
Section 9.03.   Compliance With Trust Indenture Act       59
Section 9.04.   Revocation And Effect Of Consents,
                 Waivers And Actions                      59
Section 9.05.   Notation On Or Exchange Of Securities     59
Section 9.06.   Trustee To Sign Supplemental Indentures   59
Section 9.07.   Effect Of Supplemental Indentures         59

                      ARTICLE 10
                     CONVERSIONS

Section 10.01.  Conversion Privilege                      59
Section 10.02.  Conversion Procedure; Conversion Price;
                 Fractional Shares                        61
Section 10.03.  Adjustment Of Conversion Rate             63
Section 10.04.  Effect of Reclassification,
                 Consolidation, Merger or Sale            73
Section 10.05.  Taxes on Shares Issued                    74
Section 10.06.  Reservation of Shares, Shares to Be
                 Fully Paid; Compliance with Governmental
                 Requirements; Listing of Common Stock    74
Section 10.07.  Responsibility of Trustee                 75
Section 10.08.  Notice To Holders Prior To Certain
                 Actions                                  76
Section 10.09.  Rights Issued In Respect of Common Stock
                 Issued Upon Conversion                   77
Section 10.10.  Unconditional Right Of Holders To
                 Convert                                  77

                         ARTICLE 11
                        MISCELLANEOUS

Section 11.01.  Trust Indenture Act Controls              77
Section 11.02.  Notices                                   77
Section 11.03.  Communication By Holders With Other
                 Holders                                  78
Section 11.04.  Certificate And Opinion As To Conditions
                 Precedent                                78
Section 11.05.  Statements Required In Certificate Or
                 Opinion                                  78
Section 11.06.  Separability Clause                       79
Section 11.07.  Rules By Trustee, Paying Agent,
                 Conversion Agent and Registrar           79
Section 11.08.  Legal Holidays                            79
Section 11.09.  GOVERNING LAW                             79
Section 11.10.  No Recourse Against Others                79
Section 11.11.  Successors                                79
Section 11.12.  Multiple Originals                        80

EXHIBIT A      Form of Global Security
EXHIBIT B      Form of Certificated Security
EXHIBIT C      Transfer Certificate




     INDENTURE dated as of October 10, 2001
between BRINKER INTERNATIONAL, INC., a
Delaware corporation ("Company"), and
SUNTRUST BANK, a Georgia banking
corporation ("Trustee").

     Each party agrees as follows for the
benefit of the other party and for the
equal and ratable benefit of the Holders of the Company's Zero Coupon Convertible
Senior Debentures Due 2021:


                 ARTICLE 1
Definitions And Incorporation By Reference

     Section 1.01.  Definitions.

     "144A Global Security" means a
permanent Global Security in the form of the Security attached hereto as Exhibit A, and that is deposited with and registered in the name of the Depositary, representing
Securities sold in reliance on Rule 144A under the Securities Act.

     "Accreted Conversion Price" as of any
day means, per $1,000 principal amount at maturity of the Securities, the sum of the Issue Price plus accrued Original Issue
Discount to the date of determination, with such sum divided by the Conversion Rate.
     "Affiliate" of any specified person
means any other person directly or
indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
     "Applicable Procedures" means, with
respect to any transfer or transaction
involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.
"Board of Directors" means either the board
                    of
directors of the Company or any duly
authorized committee of such board.

     "Board Resolution" means a resolution
of the Board of Directors.

     "Business Day" means, with respect to
any Security, a day that in the City of New
York, is not a day on which banking
institutions are authorized by law or
regulation to close.

     "Calculation Agent" shall mean
initially SunTrust Bank and its successors and assigns.

     "Capital Stock" for any corporation
means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

     "Certificated Securities" means
Securities that are in the form of the
Securities attached hereto as Exhibit B.

     "Common Stock" shall mean the Common
Stock, $0.10 par value per share, of the Company existing on the date of this Indenture or any other shares of Capital
Stock of the Company into which such Common
Stock shall be reclassified or changed.

     "Company" means the party named as the
"Company" in the first Section of this
Indenture until a successor replaces it
pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

"Company Request" or "Company Order" means
                     a
written request or order signed in the name of the Company by any two Officers.

     "Conversion Price" as of any date will
equal $1,000 divided by the Conversion Rate as of such date.

     "Conversion Rate" shall have the
meaning set forth in Section 10.02(a)
hereof.

     "Corporate Trust Office" means the
principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at SunTrust Bank, 25 Park
Place, 24th Floor, Atlanta, Georgia 30303, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

     "Default" means an Event of Default.

     "Global Securities" means Securities
that are in the form of the Securities
attached hereto as Exhibit A, and that are registered in the register of Securities in the name of a Depositary or a nominee thereof, and to the extent that such Securities are required to bear the Legend required by Section 2.06, such Securities will be in the form of a 144A Global
Security.

     "Holder" or "Securityholder" means a
person in whose name a Security is
registered on the Registrar's books.

     "Indenture" means this Indenture, as
amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

     "Issue Date" of any Security means the
date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

     "Issue Price" of any Security means,
in connection with the original issuance of the Security, the initial issue price per $1,000 principal amount at maturity at which the security is sold.

     "Liquidated Damages" means the
interest that is payable by the Company
under the Registration Rights Agreement
upon a Registration Default (as defined in such agreement).

 "NYSE" means The New York Stock Exchange,
                   Inc.

     "Officer" means the Chairman of the
Board, the Vice Chairman, the Chief
Executive Officer, the President, any
Executive Vice President, any Senior Vice
President, the Treasurer, the Controller, or the Secretary or any Assistant Treasurer or Assistant Secretary of the Company.

     "Officers' Certificate" means a
written certificate containing the
information specified in
Sections 11.04 and 11.05, signed in the
name of the Company by any two Officers, and delivered to the Trustee. An Officers'
Certificate given pursuant to Section 4.03 shall be signed by an authorized financial or accounting Officer of the Company but need not contain the information specified in Sections 11.04 and 11.05.

     "Opinion of Counsel" means a written
opinion containing the information
specified in Sections 11.04 and 11.05, from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

 "Original Issue Discount" of any Security
                   means
the difference between the Issue Price and the principal amount at maturity of the Security as set forth on the face of the Security.

     "Person" means any individual,
corporation, limited liability company,
partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Principal Amount at Maturity" or
"principal amount at maturity" of a
Security means the principal amount at
maturity as set forth on the face of the Security.

     "Redemption Date" or "redemption date"
shall mean the date specified in a notice of redemption on which the Securities may be redeemed in accordance with the terms of the Securities and this Indenture.

     "Redemption Price" or "redemption
price" shall have the meaning set forth in
Section 5 of the Securities.

     "Registration Rights Agreement" means
the Resale Registration Rights Agreement, dated as of the date hereof, among the Company, Banc of America Securities LLC and
Salomon Smith Barney Inc., as
representatives of several initial
purchasers.

     "Responsible Officer" shall mean, when
used with respect to the Trustee, any
officer within the corporate trust
department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer associated with the corporate trust department of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

     "Restricted Security" means a Security
required to bear the restrictive legend set forth in the form of Security set forth in Exhibits A and B of this Indenture.

     "Rule 144A" means Rule 144A under the
Securities
Act (or any successor provision), as it may
be amended from time to time.
     "SEC" means the Securities and
Exchange Commission.
     "Securities" means any of the
Company's Zero Coupon Convertible Senior
Debentures Due 2021, as amended or
supplemented from time to time, issued
under this Indenture.
     "Securityholder" or "Holder" means a
person in whose name a Security is
registered on the Registrar's books.
     "Stated Maturity", when used with
respect to any Security, means October 10,
2021.
     "Subsidiary" means any person of which
at least a majority of the outstanding
Voting Stock shall at the time directly or
indirectly be owned or controlled by the
Company or by one or more Subsidiaries or
by the Company and one or more
Subsidiaries.
     "TIA" means the Trust Indenture Act of
1939 as in effect on the date of this
Indenture, provided, however, that in the
event the TIA is amended after such date,
TIA means, to the extent required by any
such amendment, the TIA as so amended.
     "Trading Day" means a day during which
trading in securities generally occurs on
the NYSE or, if the Common Stock is not
listed on the NYSE, on the principal other
national or regional securities exchange on
which the Common Stock then is listed or,
if the Common Stock is not listed on a
national or regional securities exchange,
on the National Association of Securities
Dealers Automated Quotation System or, if
the Common Stock is not quoted on the
National Association of Securities Dealers
Automated Quotation System, on the
principal other market on which the Common
Stock is then traded.
     "Trustee" means the party named as the
"Trustee" in the first paragraph of this
Indenture until a successor replaces it
pursuant to the applicable provisions of
this Indenture and, thereafter, shall mean
such successor. The foregoing sentence
shall likewise apply to any subsequent such
successor or successors.
     "Voting Stock" of a person means
Capital Stock of such person of the class
or classes pursuant to which the holders
thereof have the general voting power under
ordinary circumstances to elect at least a
majority of the board of directors,
managers or trustees of such person
(irrespective of whether or not at the time
Capital Stock of any other class or classes
shall have or might have voting power by
reason of the happening of any
contingency).
     Section 1.02.  Other Definitions.
Term Section:                       Defined
                                    in:
"Accepted Purchased Shares"
10.03(g)
"Adjustment Event"
10.03(l) "Agent Members"            2.12(e)
"Applicable Stock"                  3.08(c)
"beneficial owner"                  3.08(a)
"cash"                              3.09(a)
"Change of Control"                 3.08(a)
"Change of Control Purchase Date"   3.08(a)
"Change of Control Purchase
Notice"                             3.08(c)
"Change of Control Purchase
Price"                              3.08(a)
"Closing Price"
10.03(h) "Company Notice"           3.09(d)
"Company Notice Date"               3.09(b)
"Continuing Director"               3.08(a)
"Conversion Agent"                  2.03
"Conversion Period"
10.01(b) "Current Market Price"
10.03(h) "DTC"                      2.01(a)
"Depositary"                        2.01(a)
"Designated Subsidiary"             6.01
"Determination Date"
10.03(l) "Distributed Assets"
10.03(d) "Event of Default"         6.01
"Ex-Dividend Time"
10.01(b) "Exchange Act"             2.12(e)
"Expiration Time"
10.03(f) "Fair Market Value" or
"fair market 10.03(h) value"
"Institutional Accredited           2.12(a)(i
Investors"
v)
"Legal Holiday"
11.08 "Legend"                      2.06(f)
"Market Price"                      3.09(c)
"non-electing share"
10.04 "Notice of Default"           6.01
"Offer Expiration Time"
10.03(g) "Paying Agent"             2.03
"Purchase Date"                     3.07
"Purchase Notice"                   3.07
"Purchase Price"                    3.07
"Purchased Shares"
10.03(f) "QIB"                      2.01(a)
"Record Date"
10.03(h) "Registrar"                2.03
"Rule 144A Information"             4.06
"Securities Act"                    2.06(f)
"Trading Price"
10.01(b) "Trigger Event"
10.03(d)

     Section 1.03.  Incorporation By
Reference Of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:
     "Commission" means the SEC.
     "indenture securities" means the
                Securities.
     "indenture security holder" means a
Securityholder.
     "indenture to be qualified" means this
Indenture.
   "indenture trustee" or "institutional
                 trustee"
means the Trustee.

   "obligor" on the indenture securities
                 means the
Company.

All other TIA terms used in this Indenture
                   that
are defined by the TIA, defined by TIA
reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

     Section 1.04.  Rules Of Construction.
Unless the context otherwise requires:
        (1)  a term has the meaning
assigned to it;
        (2)  an accounting term not otherwise
defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;
        (3)  "or" is not exclusive;
        (4)  "including" means including, without
limitation; and
        (5)  words in the singular include the
plural, and words in the plural include the singular.
    Section 1.05.  Acts Of Holders.  (a)  Any
                    request,
demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company, as described in
Section 11.02.  Such instrument or instruments
(and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b)  The fact and date of the execution
by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)  The principal amount at maturity and
serial number of any Security and the
ownership of Securities shall be proved by the register for the Securities.

(d)  Any request, demand, authorization,
direction, notice, consent, waiver or other
Act of the Holder of
any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
(e)  If the Company shall solicit from the
Holders any request, demand, authorization, direction, notice, consent, waiver or other
Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so.
If such a record date is fixed, such
request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding
Securities have authorized or agreed or
consented to such request, demand,
authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.
                 ARTICLE 2
              The Securities

     Section 2.01.  Form And Dating. The
Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A and B, which are a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The
Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.
      (a)  144A Global Securities.
Securities offered and sold within the
United States to qualified
institutional buyers as defined in Rule
144A ("QIBs") in reliance on Rule 144A
shall be issued, initially in the form of a 144A Global Security, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary (as defined below) and registered in the name of The Depository
Trust Company ("DTC") or the nominee
thereof (DTC, or any successor thereto,
and any such nominee being hereinafter
referred to as the "Depositary"), duly
executed by the Company and authenticated by the Trustee as hereinafter provided.
The aggregate principal amount at maturity of the 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

        (b)  Global Securities in General.
Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, repurchases and conversions.
     Any adjustment of the aggregate
principal amount at maturity of a Global
Security to reflect the amount of any
increase or decrease in the amount of
outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 hereof and shall be made on the records of the Trustee and the Depositary.
      (c)  Book-Entry Provisions.  This Section
2.01(c) shall apply only to Global Securities deposited with or on behalf of the Depositary.

The Company shall execute and the Trustee shall, in accordance with this Section 2.01(c), authenticate and deliver initially one or more Global
Securities that (a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall be substantially in the form of Exhibit A attached hereto.

      (d)  Certificated Securities.  Securities
not issued as interests in the Global Securities will be issued in certificated form substantially in the form of Exhibit
B attached hereto.

     Section 2.02.  Execution And
Authentication. The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Securities may be manual or facsimile.

     Securities bearing the manual or
facsimile signatures of individuals who
were at the time of the execution of the Securities Officers shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

     No Security shall be entitled to any
benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

     The Trustee shall authenticate and
deliver the Securities for original issue in an aggregate principal amount at maturity of up to $431,690,000 upon one or more Company Orders without any further action by the Company (other than as contemplated in Section 11.04 and Section 11.05 hereof). The aggregate principal amount at maturity of the Securities due at the Stated Maturity thereof outstanding at any time may not exceed the amount set forth in the foregoing sentence.

     The Securities shall be issued only in
registered form without coupons and only in denominations of $1,000 of principal amount at maturity and any integral multiple of $1,000.

     Section 2.03.  Registrar, Paying
Agent, Conversion Agent And Calculation
Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for purchase or payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion
Agent").  The Registrar shall keep a
register of the Securities and of their
transfer and exchange.  The Company may
have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term
Paying Agent includes any additional paying agent, including any named pursuant to
Section 4.05. The term Conversion Agent
includes any additional conversion agent, including any named pursuant to Section
4.05.

     The Company shall enter into an
appropriate agency agreement with any
Registrar, Paying Agent, Conversion Agent,
Calculation Agent or co-registrar (in each case, if such Registrar, agent or co-registrar is a Person other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section
7.07.  The Company or any Subsidiary or an
Affiliate of either of them may act as
Paying Agent, Registrar, Conversion Agent or coregistrar.

The Company initially appoints the Trustee
                    as
Registrar, Conversion Agent, Calculation
Agent and Paying Agent in connection with the Securities.

     Section 2.04.  Paying Agent To Hold
Money And Securities In Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) or shares of Common Stock sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money and shares of Common Stock held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and shares of Common
Stock so held in
trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying
Agent, it shall segregate the money and
shares of Common Stock held by it as Paying
Agent and hold it as a separate trust fund.
The Company at any time may require a
Paying Agent to pay all money and shares of Common Stock held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying
Agent shall have no further liability for the money or shares of Common Stock.

Section 2.05.  Securityholder Lists.  The
Trustee
shall preserve the most recent list
available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semiannually on April 10 and October 10 a listing of Securityholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.06.  Transfer And Exchange.  (a)
Subject
to Section 2.12 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.03, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

At the option of the Holder, Securities may
                    be
exchanged for other Securities of any
authorized denomination or denominations, of a like aggregate principal amount at maturity upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the
Securityholder or such Securityholder's
attorney duly authorized in writing, at
such office or agency.  Whenever any
Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the
Securities which the Holder making the
exchange is entitled to receive.

     The Company shall not be required to
make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Purchase Notice or Change of Control
Purchase Notice has been given and not
withdrawn by the Holder thereof in
accordance with the terms of this
Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.
      (b)  Notwithstanding any provision to
the contrary herein, so long as a Global
Security remains
outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section
2.06(b). Transfers of a Global Security shall be limited to transfers of such Global
Security in whole or in part, to the
Depositary, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

        (c)  Successive registrations and
registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities. (d) Any Registrar appointed pursuant to Section 2.03 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

        (e)  No Registrar shall be required
to make registrations of transfer or
exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

        (f)  If Securities are issued upon
the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Security attached hereto as Exhibits A and B setting forth such restrictions (collectively, the "Legend"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an opinion of counsel, as may be reasonably required by the Company and the Registrar and the Trustee (if not the same Person as the Trustee), that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act of 1933, as amended
("Securities Act") or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon
(i) provision of such satisfactory
evidence, or (ii) notification by the
Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by the Company or an Affiliate of the Company, the Legend shall be reinstated.

     Section 2.07.  Replacement Securities.
If (a) any
mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated
Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost
                    or
stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to
Article 3 hereof, the Company in its
discretion may, instead of issuing a new
Security, pay or purchase such Security, as the case may be.

     Upon the issuance of any new
Securities under this Section 2.07, the
Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses
(including the fees and expenses of the
Trustee) connected therewith.

     Every new Security issued pursuant to
this Section 2.07 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section 2.07
are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 2.08.  Outstanding Securities;
Determinations Of Holders' Action.
Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those paid pursuant to Section 2.07, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security;
provided, however, that in determining
whether the Holders of the requisite
principal amount at maturity of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver, or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other Act, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to
Articles 6 and 9).

   If a Security is replaced pursuant to
                  Section
2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If the Paying Agent holds, in
accordance with this Indenture, on a
Redemption Date, or on the Business Day
following a Purchase Date or a Change of Control Purchase Date, or on Stated
Maturity, money or securities, if permitted hereunder, sufficient to pay Securities payable on that date, then immediately after such Redemption Date, Purchase Date,
Change of Control Purchase Date or Stated
Maturity, as the case may be, such
Securities shall cease to be outstanding and Original Issue Discount and Liquidated
Damages, if any, on such Securities shall cease to accrue; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

     If a Security is converted in
accordance with Article 10, then from and after the time of conversion on the date of conversion, such Security shall cease to be outstanding and Original Issue Discount and Liquidated Damages, if any, shall cease to accrue on such Security.

     Section 2.09.  Temporary Securities.
Pending the preparation of definitive
Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary
Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities are issued,
the Company will cause definitive
Securities to be prepared without
unreasonable delay. After the preparation of definitive Securities, the temporary
Securities shall be exchangeable for
definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.03, without charge to the Holder. Upon surrender for cancellation of any one or more temporary
Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount at maturity of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive
Securities.

     Section 2.10.  Cancellation.  All
Securities surrendered for payment,
purchase by the Company pursuant to Article
3, conversion, redemption or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The
Company may at any time deliver to the
Trustee for cancellation any Securities
previously authenticated and delivered
hereunder which the Company may have
acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace
Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article 10. No
Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.
Section 2.11.  Persons Deemed Owners.
Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of the principal amount at maturity of the Security or any portion thereof, including the Issue Price and accrued
Original Issue Discount, or the payment of any Redemption Price, Purchase Price or
Change of Control Purchase Price in respect thereof, and Liquidated Damages thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
Section 2.12.  Global Securities.  (a)
Notwithstanding any other provisions of
this Indenture or the Securities, (A)
transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.06 and Section 2.12(a)(i) below, (B) transfers of a beneficial interest in a Global Security for a Certificated Security shall comply with
Section 2.06, Section 2.12(a)(ii) below and
Section 2.12(e)(1) below, and (C) transfers of a Certificated Security shall comply with Section 2.06 and Sections 2.12(a)(iii) and 2.12(a)(iv) below.
            (i)  Transfer of Global Security.  A
     Global Security may not be transferred, in whole or in part, to any person other than the Depositary or a nominee or
                       any
     successor thereof, and no such transfer to any such other person may be registered;
     provided that this clause 2.12(a)(i) shall not prohibit any transfer of a Security that is issued in exchange for a Global
     Security but is not itself a Global
     Security. No transfer of a Security to any person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such person. Nothing in this
     Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.12(a).

                (ii) Restrictions on Transfer of
a Beneficial Interest in a Global Security for a Certificated Security. A beneficial interest in a Global Security may not be exchanged for a Certificated Security except upon satisfaction of the requirements set forth below and in Section 2.12(e)(1) below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Security in accordance with Applicable
Procedures for a Certificated Security in the form satisfactory to the Trustee, together with:

                  (A)  so long as the Securities
          are Restricted Securities, certification in the form set forth in Exhibit C;
        (B)  written instructions to the Trustee to
make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global
Security to reflect a decrease in the aggregate principal amount at maturity of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

        (C)  if the Company so requests, an
opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend,

then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount at maturity of the Securities represented by the Global Security to be decreased by the aggregate principal amount at maturity of the Certificated Security to be issued, shall issue such Certificated Security and shall debit or cause to be debited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount at maturity of the Certificated
Security so issued.

            (iii)  Transfer and Exchange of
     Certificated Securities. When Certificated
     Securities are presented to the Registrar with a request:

     (y)  to register the transfer of such
Certificated Securities; or

         (z)  to exchange such Certificated
Securities
for an equal principal amount at maturity of Certificated Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Securities surrendered for transfer or exchange:

              (1)  shall be duly endorsed or
          accompanied by a written instrument of
          transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(2)  so long as such Securities are
Restricted Securities, such Securities are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause
(A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:
                 (A)if such Certificated
            Securities are being delivered
            to the Registrar by a Holder
            for registration in the name
            of such Holder, without
            transfer, a certification from
            such Holder to that effect; or
                 (B)if such Certificated
            Securities are being
            transferred to the Company, a
            certification to that effect;
            or
                 (C)if such Certificated
            Securities are being
            transferred pursuant to an
            exemption from registration,
            (i) a certification to that
            effect (in the form set forth
            in Exhibit C, if applicable)
            and (ii) if the Company so
            requests, an opinion of
            counsel or other evidence
            reasonably satisfactory to it
            as to the compliance with the
            restrictions set forth in the
            Legend.
            (iv) Restrictions on Transfer of a
     Certificated Security for a Beneficial
     Interest in a Global Security.  A
     Certificated Security may not be exchanged for a beneficial interest in a Global
     Security except upon satisfaction of the requirements set forth below.
     Upon receipt by the Trustee of a
Certificated
Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

     (I)  so long as the Securities are
     Restricted Securities, certification,
     in the form set forth in Exhibit C,
     that such Certificated Security is
     being transferred to a QIB in
     accordance with Rule 144A, or to an
     institutional accredited investor
     within the meaning of Rule 501(a)(1),
     (2), (3) or (7) of Regulation D of the
     Securities Act; and

     (II) written instructions directing
     the Trustee to make, or to direct the
     Registrar to make, an adjustment on
     its books and records with respect to
     such Global Security to reflect an
     increase in the aggregate principal
     amount at maturity of the Securities
     represented by the Global Security,
     such instructions to contain
     information regarding the Depositary
     account to be credited with such
     increase, then the Trustee shall
     cancel such Certificated Security and
     cause, or direct the Registrar to
     cause, in accordance with the standing
     instructions and procedures existing
     between the Depositary and the
     Registrar, the aggregate principal
     amount at maturity of Securities
     represented by the Global Security to
     be increased by the aggregate
     principal amount at maturity of the
     Certificated Security to be
     exchanged, and shall credit or cause
     to be credited to the account of the
     person specified in such instructions
     a beneficial interest in the Global
     Security equal to the principal amount
     at maturity of the Certificated
     Security so cancelled.  If no Global
     Securities are then outstanding, the
     Company shall issue and the Trustee
     shall authenticate, upon written order
     of the Company in the form of an
     Officers' Certificate, a new Global
     Security in the appropriate principal
     amount at maturity.
      (b)  Subject to the succeeding
Section 2.12(c), every Security shall be subject to the restrictions on transfer provided in the Legend including the delivery of an opinion of counsel, if so provided. Whenever any Restricted
Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit
C, dated the date of such surrender and
signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

(c)  The restrictions imposed by the Legend
upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the
Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12
(accompanied, in the event that such
restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities
Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate principal amount at maturity, which shall not bear the restrictive
Legend.  The Company shall inform the
Trustee of the effective date of any
registration statement registering the
Securities under the Securities Act.  The
Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.
(d)  As used in the preceding two
paragraphs of this Section 2.12, the term
"transfer" encompasses any sale, pledge, transfer, loan, hypothecation, or other disposition of any Security.
(e)  The provisions of clauses (1), (2),
(3) and (4) below shall apply only to
Global Securities:

 (1) Notwithstanding any other provisions of this Indenture or the Securities, a Global
         Security shall not be exchanged in whole or in part for a Security registered in the name of any person other than the Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Securities
         Exchange Act of 1934, as amended (the
         "Exchange Act"), and a successor Depositary is not appointed by the Company within 90 days or (ii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any
         Security issued in exchange for a Global
         Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a person other than the Depositary or a nominee thereof shall not be a Global Security.

(2)   Securities issued in exchange for a Global
Security or any portion thereof shall be issued in definitive, fully registered form, shall have an aggregate principal amount at maturity equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global
Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global
Security, the principal amount at maturity thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

(3)   Subject to the provisions of clause
(5) below, the registered Holder may grant proxies and otherwise authorize any person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

(4)   In the event of the occurrence of any
of the events specified in clause (1)
above, the Company will promptly make
available to the Trustee a reasonable
supply of Certificated Securities in
definitive, fully registered form.

(5)   Neither any members of, or
participants in, the Depositary
(collectively, the "Agent Members") nor any other persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global
Security registered in the name of the
Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.
     Section 2.13.  CUSIP Numbers.  The
Company may issue the Securities with one or more "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the
Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

     Section 2.14.  Ranking.   The
indebtedness of the Company arising under or in connection with this Indenture and every outstanding Security issued under this Indenture from time to time constitutes and will constitute a senior unsecured general obligation of the
Company, ranking equally with other
existing and future senior unsecured
Indebtedness of the Company and ranking
senior in right of payment to any future
Indebtedness of the Company that is
expressly made subordinate to the
Securities by the terms of such
Indebtedness.  For purposes of this Section
2.14 only, "Indebtedness" means, without duplication, the principal or face amount of (i) all obligations for borrowed money,
(ii) all obligations evidenced by
debentures, notes or other similar
instruments, (iii) all obligations in
respect of letters of credit or bankers
acceptances or similar instruments (or
reimbursement obligations with respect
thereto), (iv) all obligations to pay the deferred purchase price of property or services, (v) all obligations as lessee which are capitalized in accordance with generally accepted accounting principles, and (vi) all Indebtedness of others guaranteed by the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries is legally responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

                 ARTICLE 3
         Redemption And Purchases

     Section 3.01.  Company's Right To
Redeem; Notices To
Trustee.  Prior to October 10, 2004, the
Securities
will not be redeemable at the Company's option.
Beginning on October 10, 2004, the Company, at its option, may redeem the Securities in accordance with the provisions of Section 5 of the Securities for cash at any time as a whole, or from time to time in part, at a redemption price equal to the Issue Price of those Securities plus accrued Original Issue Discount and accrued and unpaid Liquidated Damages, if any, on those Securities to (but excluding) the Redemption Date. If the Company elects to redeem
Securities pursuant to Section 5 of the
Securities, it shall notify the Trustee in writing of the Redemption Date, the principal amount at maturity of Securities to be redeemed and the Redemption Price.

     The Company shall give the notice to the
Trustee provided for in this Section      3.01
by a Company Order,
at least 40 days before the Redemption Date
(unless a shorter notice shall be satisfactory to the Trustee).

 The table below shows the Redemption Prices for the Securities, assuming that no Liquidated
Damages have accrued, at October 10, 2004, at each following October 10 prior to Stated
Maturity, and at Stated Maturity. The prices reflect accrued Original Issue Discount calculated through each such date. The
Redemption Price of a Security redeemed between the dates indicated in the table would include an additional amount reflecting the additional
Original Issue Discount accrued since the next preceding date in the table. Securities called for redemption may be surrendered for conversion from the date of notice of the redemption until the close of business on the redemption date.

                  (1)           (2)
(3)
              Issue Price     Accrued
Redemption
                              Original
Price
                               Issue        (1)
+ (2)
                              Discount
Redemption
Date:

October 10:
2004          $ 579.12      $    49.45    $    628.57
2005          $ 579.12      $    66.85    $    645.97
2006          $ 579.12      $    84.74    $    663.86
2007          $ 579.12      $   103.12    $    682.24
2008          $ 579.12      $   122.01    $    701.13
2009          $ 579.12      $   141.42    $    720.54
2010          $ 579.12      $   161.37    $    740.49
2011          $ 579.12      $   181.88    $    761.00
2012          $ 579.12      $   202.95    $    782.07
2013          $ 579.12      $   224.60    $    803.72
2014          $ 579.12      $   246.86    $    825.98
2015          $ 579.12      $   269.73    $    848.85
2016          $ 579.12      $   293.23    $    872.35
2017          $ 579.12      $   317.39    $    896.51
2018          $ 579.12      $   342.21    $    921.33
2019          $ 579.12      $   367.72    $    946.84
2020          $ 579.12      $   393.94    $    973.06
  At Stated   $ 579.12      $   420.88    $
1,000.00
Maturity

     Section 3.02.  Selection Of Securities To
Be Redeemed. If less than all the Securities are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall select the Securities to be redeemed by lot, on a pro rata basis or by another method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall make the selection within five Business Days after it receives the notice provided for in Section 3.01 from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal amount at maturity of Securities that have denominations larger than $1,000.
     Securities and portions of Securities that the Trustee selects shall be in principal amounts at maturity of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of the Securities to be redeemed.
     Securities and portions of Securities that are to be redeemed are convertible by the Holder until the close of business on the second
Business Day prior to the Redemption Date. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption.
Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.
     Section 3.03.  Notice Of Redemption.  At
least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.
 The notice shall identify the Securities to be redeemed and shall state:

      (1)  the Redemption Date;
      (2)  the Redemption Price;
      (3)  the Conversion Rate;
      (4)  the name and address of the Paying
Agent and Conversion Agent;
      (5)  that Securities called for redemption
may be converted at any time before the close of business on the second Business Day prior to the Redemption Date;
(6)  that Holders who want to convert their
Securities
must satisfy the requirements set forth in
Section 8 of
the Securities;
 (7)  that Securities called for redemption must
                       be
surrendered to the Paying Agent to collect the Redemption Price;
      (8)  if fewer than all of the outstanding
Securities are to be redeemed, the certificate numbers, if any, and principal amounts at maturity of the particular Securities to be redeemed;
      (9)  that, unless the Company
defaults in making payment of such
Redemption Price, Original Issue Discount and Liquidated Damages, if any, on Securities called for redemption will cease to accrue on and after the Redemption Date;
and
(10) the CUSIP number(s) of the Securities.

     At the Company's request, the Trustee
shall give the notice of redemption in the Company's name and at the Company's expense, provided that the Company makes such request at least seven Business Days prior to the date by which such notice of redemption must be given to Holders in accordance with this Section 3.03.

     Section 3.04.  Effect Of Notice Of
Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption
Date and at the Redemption Price stated in the notice except for Securities which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice.

     Section 3.05.  Deposit Of Redemption
Price. Prior to 10:00 a.m. (New York City time), on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of conversion of Securities pursuant to Article 10. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

     Section 3.06.  Securities Redeemed In
Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

     Section 3.07.  Purchase Of Securities
By The Company At Option Of The Holder.
General. Securities shall be purchased by the Company pursuant to Section 6 of the Securities at the option of the Holder on October 10, 2003, October 10, 2005, October
10, 2011 and October
10, 2016 (each, a "Purchase Date"), at a purchase price equal to the Issue Price of those Securities plus accrued Original
Issue Discount and accrued and unpaid
Liquidated Damages, if any, on those
Securities, to (but excluding) such
Purchase Date (the "Purchase Price"),
subject to the provisions of Section 3.09.
Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon:
     (1)     delivery to the Paying Agent by the
        Holder of a written notice of purchase
        (a "Purchase Notice") during the period
        beginning at any time from the
        opening of business on the date that is
        20 Business Days prior to the relevant
        Purchase Date until the close of
        business on the third Business Day prior to such Purchase Date stating:
        (A)  the certificate number of the
Security
        which the Holder will deliver to
        be purchased or the appropriate
        Depositary procedures if
        Certificated Securities have not
        been issued,

        (B)  the portion of the principal
        amount at maturity of the Security
        which the Holder will deliver to
        be purchased, which portion must
        be in principal amounts at
        maturity of $1,000 or an integral
        multiple of $1,000,

        (C)  that such Security shall be
        purchased by the Company as of the
        Purchase Date pursuant to the
        terms and conditions specified in
        Section 6 of the Securities and in
        this Indenture, and

        (D)  in the event the Company
        elects, pursuant to Section
        3.09(c), to pay the Purchase
        Price, in whole or in part, in
        shares of Common Stock but such
        portion of the Purchase Price
        shall ultimately be paid to such
        Holder entirely in cash because
        any of the conditions to payment
        of the Purchase Price in shares of
        Common Stock is not satisfied
        prior to the close of business on
        the relevant Purchase Date, as set
        forth in Section 3.09, whether
        such Holder elects (i) to withdraw
        such Purchase Notice as to some or
        all of the Securities to which
        such Purchase Notice relates
        (stating the principal amount at
        maturity and certificate numbers,
        if any, of the Securities as to
        which such withdrawal shall
        relate), or (ii) to receive cash
        in respect of the entire Purchase
        Price for all Securities (or
        portions thereof) to which such
        Purchase Notice relates; and

     (2)     delivery of such Security to the
        Paying Agent at any time after delivery
        of the Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase
Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this
Section 3.07 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase
Notice.

If a Holder, in such Holder's Purchase Notice and in any written notice of withdrawal delivered by such
Holder pursuant to the terms of Section
3.09, fails to indicate such Holder's
choice with respect to the election set
forth in clause (D) of Section 3.07(1),
such Holder shall be deemed to have
elected to receive cash in respect of the entire Purchase Price for all Securities subject to such Purchase Notice in the circumstances set forth in such clause
(D).

     The Company shall purchase from the
Holder thereof, pursuant to this Section
3.07, a portion of a Security, if the
principal amount at maturity of such
portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.
     Any purchase by the Company
contemplated pursuant to the provisions of this Section 3.07 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.
     Notwithstanding anything herein to the
contrary, any Holder delivering to the
Paying Agent the Purchase Notice
contemplated by this Section 3.07 shall
have the right to withdraw such Purchase
Notice at any time prior to the close of business on the three business days prior to the Purchase Date by delivery of a written notice of withdrawal to the Paying
Agent in accordance with Section 3.10.
     The Paying Agent shall promptly notify
the Company of the receipt by it of any
Purchase Notice or written notice of
withdrawal thereof.
     Section 3.08.  Purchase Of Securities
At Option Of The Holder Upon Change Of
Control. (a) (1) If a Change of Control occurs (subject to certain exceptions set forth below), the Securities not previously purchased by the Company shall be purchased by the Company, at the option of the Holder thereof, at a purchase price equal to the Issue Price of those Securities, plus accrued Original Issue Discount and accrued and unpaid Liquidated Damages, if any, on those Securities (the "Change of Control
Purchase Price"), as of the date that is 30 days after the date of a notice of Change of Control delivered by the Company (the
"Change of Control Purchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in
Section 3.08(c).
  A "Change of Control" will be deemed to
                   have
occurred at such time after the Securities are originally issued when any of the following events shall occur:

            (i)  the acquisition by any person,
     including any syndicate or group deemed to be a "person" under
     Section 13(d)(3) of the Exchange Act of
                   beneficial
     ownership, directly or indirectly through a purchase, merger or other acquisition transaction or series of purchase, merger or other acquisition transactions, of shares of the Capital Stock of the Company entitling that person to exercise 50% or more of the total voting power of all shares of the Capital Stock of the Company entitled to vote generally in elections of directors, other than any acquisition by the Company, any of its subsidiaries or any of its employee benefit plans (except that any of those persons shall be deemed to have beneficial ownership of all securities it has the right to acquire, whether the right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); or

  (ii) the first day on which a majority of the
                     members
of the board of directors of the Company are not Continuing Directors; or
     (iii) the Company consolidates or
merges with or into any other person, any merger of another person into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the Company's properties and assets to another person, other than: (A) any transaction: (1) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Company's Capital Stock; and (2) pursuant to which holders of the Company's
Capital Stock immediately prior to the
transaction have the entitlement to
exercise, directly or indirectly 50% or
more of the total voting power of all
shares of Capital Stock entitled to vote generally in elections of directors of the continuing or surviving Person immediately after giving effect to such issuance; and
(B) any merger, share exchange, transfer of assets or similar transaction solely for the purpose of changing the Company's jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common
Stock, if at all, solely into shares of
common stock, ordinary shares or American
Depositary Shares of the surviving Person or a direct or indirect parent of the surviving corporation.
     A "Continuing Director" shall mean:
          (i)  An individual who was a
     member of the Board of Directors of
     the Company first elected by the
     stockholders or by the Board of
     Directors prior to the date hereof or
     prior to the time that any person
     becomes after the date hereof the
     holder of record of in excess of 20%
     of the Capital Stock of the Company
     entitled to vote in the election of
     directors; or
          (ii) An individual designated
     (before such individual's initial
     election as a director) as a
     Continuing Director by a majority of
     the then Continuing Directors.
  (2)  Notwithstanding the provisions of
                  Section
3.08(a)(1), the Company shall not be
required to purchase the Securities of the Holders upon a Change of Control pursuant to this Section 3.08 if:

     (i)  the Closing Price per share of
          Common Stock for any five trading
          days within (1) the period of 10
          consecutive trading days ending
          immediately after the later of
          the Change of Control or the
          public announcement of the Change
          of Control, in the case of a
          Change of Control under clause
          (i) or (ii) above, or (2) the
          period of 10 consecutive trading
          days ending immediately before
          the Change of Control, in the
          case of a Change of Control under
          clause (iii) above, equals or
          exceeds 120% of the Accreted
          Conversion Price of the
          Securities in effect on each of
          those five trading days; or

     (ii) 100% of the consideration in the
          transaction or transactions
          (other than cash payments for
          fractional shares and cash
          payments made in
          respect of dissenters' appraisal
          rights) constituting a Change of
          Control consists of shares of
          common stock, ordinary shares or
          American Depositary Shares traded
          or to be traded immediately
          following a Change of Control on
          a national securities exchange or
          the Nasdaq National Market, and,
          as a result of the transaction or
          transactions, the Securities
          become convertible into that
          common stock, ordinary shares or
          American Depositary Shares (and
          any rights attached thereto).
     For the purposes of this Section 3.08,
(x) whether a person is a "beneficial
owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act and
(y) the term "person" includes any
syndicate or group that would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.
      (b)  No later than 30 days after the
occurrence of a Change of Control, the
Company shall mail a written
notice of the Change of Control by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Change of Control
Purchase Notice to be completed by the
Holder and shall state:

      (1)  briefly, the events causing a Change
          of Control and the date of such
          Change of Control;

      (2)  the date by which the Change of
Control Purchase Notice pursuant to this
Section 3.08 must be delivered
to the Paying Agent in order for a Holder to exercise the repurchase rights;

      (3)  the Change of Control Purchase Date;

      (4)  the Change of Control Purchase Price;

      (5)  whether the Change of Control
Purchase Price will be paid in cash or
Applicable Stock, or a combination thereof;

      (6)  the name and address of the Paying
Agent and the Conversion Agent;

      (7)  the Conversion Rate;

(8) that the Securities as to which a Change of Control Purchase Notice has been given may be converted if they are otherwise convertible pursuant to Article
10 hereof only if the Change of Control
Purchase Notice has been withdrawn in
accordance with the terms of this Indenture;

      (9)  that the Securities must be
surrendered to the Paying Agent to collect payment;

      (10) that the Change of Control
Purchase Price for any Security as to which a Change of Control Purchase
Notice has been duly given and not
withdrawn will be paid promptly following the later of the Change of Control Purchase
Date and the time of surrender of such
Security as described in (9);

      (11) briefly, the procedures the Holder
must follow to exercise rights under this Section
3.08;
(12) briefly, the conversion rights, if any, on the Securities;

      (13) the procedures for withdrawing a
Change of Control Purchase Notice;

(14) that, unless the Company defaults in making payment of such Change of Control Purchase Price, Original Issue Discount and Liquidated
Damages, if any, on Securities surrendered for purchase by the Company will cease to accrue on and after the Change of Control
Purchase Date; and

 (15) the CUSIP number(s) of the Securities.
      (c)  A Holder may exercise its rights
specified in Section 3.08(a) upon delivery of a written notice of purchase (a "Change of Control Purchase Notice") to the Paying
Agent at any time on or prior to the close of business on the Business Day immediately preceding the Change of Control Purchase
Date:

  (1)  the certificate number of the Security which
                         the
          Holder will deliver to be purchased or the appropriate Depositary procedures if
          Certificated Securities have not been
          issued;

(2)  the portion of the principal amount at maturity
                         of
the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple of $1,000;

      (3)  that such Security shall be purchased
pursuant to the terms and conditions specified in Section 6 of the Securities and in this Indenture; and

 (4)  in the event the Company elects, pursuant
                       to
Section 3.09, to pay the Change of Control
Purchase
Price, in whole or in part, in shares of Applicable Stock but such portion of the Change of Control Purchase Price shall ultimately be paid to such Holder entirely in cash because any of the conditions to payment of the Change of Control Purchase
Price in shares of Applicable Stock is not satisfied prior to the close of business on the third Business Day prior to the relevant Change of Control Purchase Date, as set forth in Section 3.09, whether such Holder elects (i) to withdraw such Change of Control Purchase Notice as to some or all of the Securities to which such Change of Control Purchase Notice relates (stating the principal amount at maturity and certificate numbers, if any, of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Change of Control
Purchase Price for all Securities (or
portions thereof) to which such Change of Control Purchase Notice relates.

     "Applicable Stock" means (i) the
Common Stock and (ii) in the event of a
merger, consolidation or other similar
transaction involving the Company that is otherwise permitted hereunder in which the Company is not the surviving corporation, the common stock, ordinary shares or American Depositary Shares of such surviving corporation or its direct or indirect parent corporation.

     The delivery of such Security to the
Paying Agent with the Change of Control
Purchase Notice (together with all
necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change of Control Purchase Price therefor; provided, however, that such Change of Control
Purchase Price shall be so paid pursuant to this Section 3.08 and Section 3.09 only if the Security so delivered to the Paying
Agent shall conform in all respects to the description thereof set forth in the related Change of Control Purchase Notice.

     If a Holder, in such Holder's Change
of Control Purchase Notice and in any
written notice of withdrawal delivered by such Holder pursuant to the terms of
Section 3.10, fails to indicate such
Holder's choice with respect to the
election set forth in Section 3.08(c)(4), such Holder shall be deemed to have elected to receive cash in respect of the entire
Change of Control Purchase Price for all
Securities subject to such Change of
Control Purchase Notice in the
circumstances set forth in such Section
3.08(c)(4).

     The Company shall purchase from the
Holder thereof, pursuant to this Section
3.08 and Section 3.09, a portion of a
Security if the principal amount at
maturity of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

     Any purchase by the Company
contemplated pursuant to the provisions of this Section 3.08 and Section 3.09 shall be consummated by the delivery of the consideration to be received by the Holder on the Change of Control Purchase Date.

     Notwithstanding anything herein to the
contrary, any Holder delivering to the
Paying Agent the Change of Control Purchase
Notice contemplated by this Section 3.08(c) shall have the right to withdraw such Change of Control Purchase Notice at any time prior to the close of business on the last Business Day immediately preceding the Change of Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section
3.10.

     The Paying Agent shall promptly notify
the Company of the receipt by it of any
Change of Control Purchase Notice or
written withdrawal thereof.

     Section 3.09.  Company's Right To
Elect Manner Of Payment Of Purchase Price
And Change Of Control Purchase Price For
Payment.  (a)  The Securities to be
purchased on any Purchase Date or Change of Control Purchase Date, as the case may be, pursuant to Section 3.07 and 3.08(a), respectively, may be paid for, in whole or in part, at the election of the Company, in U.S. legal tender ("cash") or shares of Applicable Stock, or in any combination of cash and shares of Applicable Stock, subject to the conditions set forth in Sections 3.09(c) and (d). The Company shall designate, in the Company Notice delivered pursuant to Section 3.09(d), whether the Company will purchase the Securities for cash or shares of Applicable Stock, or, if a combination thereof, the percentages of the Purchase Price or Change of Control
Purchase Price, as the case may be, of
Securities in respect of which it will pay in cash or shares of Applicable Stock;
provided that the Company will pay cash for fractional interests in shares of
Applicable Stock.  For purposes of
determining the existence of potential
fractional interests, all Securities
subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Securities are purchased pursuant to
Section 3.07 or 3.08, as the case may be, shall receive the same percentage of cash or shares of Applicable Stock in payment of the Purchase Price for such Securities, except (i) as provided in this Section
3.09(a) with regard to the payment of cash in lieu of fractional shares of Applicable
Stock and (ii) in the event that the
Company is unable to purchase the
Securities of a Holder or Holders for
shares of Applicable Stock because any
necessary qualifications or registrations of the shares of Applicable Stock under applicable state securities laws cannot be obtained, the Company may purchase the Securities of such Holder or Holders for cash. The Company may not change its election with respect to the consideration
(or components or percentages of components thereof) to be paid once the Company has given its Company Notice to Holders except pursuant to [Section 3.09(b)] or pursuant to Section 3.09(c) in the event of a failure to satisfy, prior to the close of business on the Business Day immediately preceding the Purchase Date or Change of Control Purchase Date, as the case may be, any condition to the payment of the Purchase Price or Change of Control
Purchase Price, as the case may be, in
whole or in part, in shares of Applicable
Stock.
     At least three Business Days before
each Company Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:
  (i)  the manner of payment selected by the
                   Company,
     (ii) the information required by Section
3.09(d)in the Company Notice,
     (iii) if the Company elects to pay the
Purchase
Price or Change of Control Purchase Price, as the case may be, or a specified percentage thereof, in shares of Applicable Stock, that the conditions to such manner of payment set forth in Section 3.09(c) have been or will be complied with, and

 (iv) whether the Company desires the Trustee to
                      give
the Company Notice required by Section 3.09(d).

      (b)  Purchase with Cash. At the option of
the Company, the Purchase Price or Change of Control Purchase Price, as the case may be, of Securities in respect of which a Purchase Notice pursuant to Section 3.07(1) or Change of Control
Purchase Notice pursuant to Section
3.08(c), as the case may be, has been
given, or a specified percentage thereof, may be paid by the Company with cash equal to the aggregate Purchase Price or Change of Control Purchase Price, as the case may be, of such Securities. The Purchase Price or Change of Control Purchase Price, as the case may be, of Securities in respect of which a Purchase Notice pursuant to Section 3.07(1) or Change of Control
Purchase Notice pursuant to Section
3.08(c), as the case may be, has been given shall, for all other Purchase Dates or Change of Control Purchase Dates, as the case may be, be paid in cash. The Company
Notice, as provided in Section 3.09(d),
shall be sent to Holders (and to beneficial owners as required by applicable law) not less than 20 Business Days prior to such Purchase Date or Change of Control Purchase
Date, as the case may be (the "Company
Notice Date").

     (c)  Payment by Issuance of Shares of
Common Stock. At the option of the Company, the Purchase Price or Change of Control Purchase Price, as the case may be, of Securities in respect of which a Purchase
Notice
pursuant to Section 3.07(1) or Change of Control Purchase Notice pursuant to Section
3.08(c), as the case may be, has been
given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Applicable Stock equal to the quotient obtained by dividing
(i) the portion of the Purchase Price or Change of Control Purchase Price, as the case may be, to be paid in shares of Applicable Stock by (ii) 97.5% of the
Market Price determined by the Company in the Company Notice, subject to the next succeeding paragraph.

   The Company will not issue fractional
                 shares of
Applicable Stock in payment of the Purchase
Price or Change of Control Purchase Price, as the case may be. Instead, the Company will pay cash based on the current market price for all fractional shares. It is understood that if a Holder elects to have more than one Security purchased, the number of shares of Applicable Stock shall be based on the aggregate amount of Securities to be purchased.

     If the Company elects to purchase the
Securities by the issuance of shares of
Applicable Stock or in any combination of cash and Applicable Stock, the Company
Notice, as provided in Section 3.09(d),
shall be sent to the Holders (and to
beneficial owners as required by applicable
law) not later than the Company Notice
Date.

    The Company's right to exercise its
                election to
purchase Securities through the issuance of shares of Applicable Stock shall be conditioned upon:

     (i)  the Company's not having given its
     Company Notice of an election to pay
     entirely in cash and its giving of timely
     Company Notice of an election to purchase all or a specified percentage of the Securities with shares of Common Stock as provided herein;

     (ii) the registration of such shares of
                   Applicable
Stock under the Securities Act and the Exchange
Act, in
each case, if required;

 (iii) the listing of such shares of Applicable
Stock on a national securities exchange or the quotation of such shares of Applicable Stock in an inter-dealer quotation system of any registered United States national securities association;

     (iv) any necessary qualification or
registration under
applicable state securities laws or the
availability of an exemption from such
qualification and registration; and

     (v)  the receipt by the Trustee of an
Officers' Certificate and an Opinion of
Counsel each stating that (A) the terms of the issuance of the shares of Applicable
Stock are in conformity with this Indenture and (B) the shares of Applicable Stock to be issued by the Company in payment of the Purchase Price or Change of Control
Purchase Price, as the case may be, in
respect of Securities have been duly
authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price or Change of Control Purchase Price, as the case may be, in respect of the Securities, will be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights, and, in the case of such Officers'
Certificate, stating that the conditions above and the condition set forth in the second succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that the conditions in clauses (i) through (iv) above have been satisfied.

     Such Officers' Certificate shall also
set forth the number of shares of
Applicable Stock to be issued for each
$1,000 principal amount at maturity of
Securities and the Closing Price of a share of Applicable Stock on each trading day during the period commencing on the first trading day of the period during which the Market Price is calculated and ending on the third day prior to the applicable
Purchase Date or Change of Control Purchase
Date, as the case may be. If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to the close of business on the last day prior to the Purchase Date or Change of Control Purchase
Date, as the case may be, and the Company has elected to purchase the Securities pursuant to this Section 3.09 through the issuance of shares of Applicable Stock, the Company shall pay the entire Purchase Price or Change of Control Purchase Price, as the case may be, of the Securities of such Holder or Holders in cash.

     The "Market Price" means the average
of the Closing Prices of the shares of
Applicable Stock for the 20-trading day
period immediately preceding and including the third day prior to the applicable
Purchase Date or Change of Control Purchase
Date, as the case may be, (if the third
Business Day prior to the applicable
Purchase Date is a trading day, or if not, then on the last trading day prior to the third Business Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first of the trading days during the 20-trading day period and ending on the Purchase Date or Change of Control Purchase Date, as the case may be, of any event described in Sections 10.03 or 10.04.

     Upon determination of the actual
number of shares of Applicable Stock to be issued upon redemption or repurchase of Securities, the Company shall be required to disseminate a press release through Dow
Jones & Company, Inc. or Bloomberg Business
News containing this information or publish the information on the
Company's Web site or through such other public medium as the Company may use at that time.
      (d)  Notice of Election.  In
connection with any purchase of Securities pursuant to Section 6 of the Securities, the Company shall give notice to Holders setting forth information specified in this Section 3.09(d) (the "Company
Notice").
  In the event the Company has elected to
                  pay the
Purchase Price or Change of Control
Purchase Price, as the case may be (or a specified percentage thereof), with shares of Applicable Stock, the Company Notice shall:

(1) state that each Holder will receive a number of shares of Applicable Stock with a value equal to 97.5% of the Market Price determined as of a specified date prior to the Purchase Date or Change of Control
         Purchase Date, as the case may be, equal to such specified percentage of the Purchase
         Price or Change of Control Purchase Price, as the case may be, of the Securities held by such Holder (except any cash amount to be paid in lieu of fractional shares);

 (2)  set forth the method of calculating the Market
Price of the shares of Applicable Stock; and

 (3)  state that because the Market Price of shares
                         of
Applicable Stock will be determined prior to the Purchase Date or Change of Control Purchase
Date, as the case may be, Holders of the Securities will bear the market risk with respect to the value of the shares of Applicable Stock to be received from the date such Market Price is determined to the Purchase Date or Change of Control Purchase
Date, as the case may be.

     In any case, each Company Notice shall
include a form of Purchase Notice or Change of Control Purchase Notice, as the case may be, to be completed by a Holder and shall state:

     (i)  the Purchase Price or Change of
Control Purchase Price, as the case may be, and the Conversion Rate;

     (ii) the name and address of the
Paying Agent and the Conversion Agent;

     (iii) that Securities as to which a
Purchase Notice or Change of Control
Purchase Notice, as the case may be, has been given may be converted if they are otherwise convertible only in accordance with Article 10 hereof and Section 8 of the Securities if the applicable Purchase
Notice or Change of Control Purchase
Notice, as the case may be, has been
withdrawn in accordance with the terms of this Indenture;

(iv) that Securities must be surrendered to
                    the
Paying Agent to collect payment;

     (v)  that the Purchase Price or Change
of Control Purchase Price, as the case may be, for any security as to which a Purchase
Notice or Change of Control Purchase
Notice, as the case may be, has been given and not withdrawn will be paid promptly following the later of the Purchase Date or Change of Control
Purchase Date, as the case may be, and the time of surrender of such Security as described in (iv);

     (vi) the procedures the Holder must
follow to exercise its put rights under
Section 3.07 or 3.08, as the case may be, and a brief description of those rights;

 (vii) briefly, the conversion rights, if
                   any,
with respect to the Securities;

     (viii) the procedures for withdrawing
a
Purchase Notice or Change of Control
Purchase Notice, as the case may be
(including, without limitation, for a
conditional withdrawal pursuant to the
terms of Section 3.07(1)(D), Section
3.08(c)(4)or Section 3.10);

     (ix) that, unless the Company defaults
in making payment on Securities for which a Purchase Notice or Change of Control
Purchase Notice, as the case may be, has been submitted, Original Issue Discount or Liquidated Damages, if any, on such Securities will cease to accrue on and after the Purchase Date or Change of Control Purchase Date, as the case may be;
and

 (x)  the CUSIP number of the Securities.

     At the Company's request, the Trustee
shall give such Company Notice in the
Company's name and at the Company's
expense; provided, however, that, in all cases, the text of such Company Notice shall be prepared by the Company.

      (e)  Covenants of the Company. All
shares of Common Stock delivered upon
purchase of the Securities shall
be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

     (f)  Taxes.  If a Holder of a purchased
Security is paid in shares of Applicable
Stock, the Company shall pay any
documentary, stamp or similar issue or
transfer tax due on such issue of Applicable
Stock. However, the Holder shall pay any such tax which is due because the Holder requests the Applicable Stock to be issued in a name other than the Holder's name. The
Paying Agent may refuse to deliver the
certificates representing the shares of
Applicable Stock being issued in a name
other than the Holder's name until the
Paying Agent receives
a sum sufficient to pay any tax which will be due because the shares of Applicable
Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

     Section 3.10.  Effect Of Purchase
Notice Or Change Of Control Purchase
Notice.  (a) Upon receipt by the Paying
Agent of the Purchase Notice or Change of Control Purchase Notice specified in
Section 3.07(1) or Section 3.08(c), as
applicable, the Holder of the Security in respect of which such Purchase Notice or Change of Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change of Control Purchase Notice, as the case may be, is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase
Price or Change of Control Purchase Price, as the case may be, with respect to such Security. Such Purchase Price or Change of
Control Purchase Price shall be paid to
such Holder, subject to receipts of funds and/or securities by the Paying Agent, promptly following the later of (x) the Purchase Date or the Change of Control
Purchase Date, as the case may be, with
respect to such Security (provided the
conditions in Section 3.07(1) or Section
3.08(c), as applicable, have been
satisfied)
and (y) the time of delivery of such
Security to the Paying Agent by the Holder thereof in the manner required by Section
3.07 or Section 3.08(c), as applicable.
Securities in respect of which a Purchase
Notice or Change of Control Purchase Notice has been given by the Holder thereof may not be converted pursuant to Article 10 hereof on or after the date of the delivery of such Purchase Notice or Change of Control Purchase Notice unless such
Purchase Notice or Change of Control
Purchase Notice has first been validly
withdrawn as specified in the following two paragraphs.

      (b)  A Purchase Notice or Change of
Control Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice or Change of Control Purchase Notice, as the case may be, at any time prior to the close of business on the third Business Day prior to the Purchase Date or the close of business on the Business Day immediately preceding the Change of Control Purchase
Date, as the case may be, specifying:

    (1)  the certificate number, if any, of the
         Security in respect of which such
         notice of withdrawal is being
         submitted,

  (2)  the principal amount at maturity of the
                    Security
with respect to which such notice of withdrawal is being submitted, and

 (3)  the principal amount at maturity, if any,
                     of such
Security which remains subject to the original
Purchase Notice or Change of Control Purchase
Notice, as the
case may be, and which has been or will be delivered for purchase by the Company.

     (c)  A written notice of withdrawal of
a Purchase Notice may be in the form set
forth in Section 3.10(b) or may be in the
form of (i) a conditional withdrawal
contained in a Purchase Notice pursuant to
the terms of Section     3.07(1)(D) or (ii)
a conditional withdrawal
containing the information set forth in
Section 3.07(1)(D) and Section 3.10(b) and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

    (d)  A written notice of withdrawal of
a Change of Control Purchase Notice may be
in the form set forth in Section   3.10(b)
or may be in the form of (i) a
conditional withdrawal contained in a
Purchase Notice pursuant to the terms of
Section 3.08(c)(4) or (ii) a conditional withdrawal containing the information set forth in Section 3.08(c)(4) and Section
3.10(b) and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

    (e)  There shall be no purchase of any
Securities pursuant to Section 3.07 or 3.08 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice or Change of Control Purchase Notice, as the case may
be) and is continuing an Event of Default
(other than a default in the payment of the Purchase Price or Change of Control
Purchase Price, as the case may be, with respect to such Securities). The Paying
Agent will promptly return to the
respective Holders thereof any Securities
(x) with respect to which a Purchase Notice or Change of Control Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Change of Control Purchase Price, as the case may be, with respect to such Securities) in which case, upon such return, the Purchase Notice or Change of Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

     Section 3.11.  Deposit Of Purchase
Price Or Change Of Control Purchase Price.
Prior to 10:00 a.m. (local time in The City of New York) on the Business Day following the Purchase Date or the Change of Control
Purchase Date, as the case may be, the
Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.04) an amount of cash
(in immediately available funds if
deposited on such Business Day) or
Applicable Stock, if permitted hereunder, sufficient to pay the aggregate Purchase
Price or Change of Control Purchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of the Purchase Date or Change of Control Purchase Date, as the case may be.

     As soon as practicable after the
Purchase Date or Change of Control Purchase
Date, as the case may be, the Company shall deliver to each Holder entitled to receive shares of Applicable Stock through the Paying Agent, a certificate for the number of full shares of Applicable Stock issuable in payment of the Purchase Price or Change of Control Purchase Price, as the case may be, and cash in lieu of any fractional interests. The person in whose name the certificate for the shares of Applicable
Stock is registered shall be treated as a holder of record of Applicable Stock on the Business Day following the Purchase Date or
Change of Control Purchase Date, as the
case may be. Subject to Section 3.09(c), no payment or adjustment will be made for dividends on the shares of Applicable Stock the record date for which occurred on or prior to the Purchase Date or Change of Control Purchase Date, as the case may be.

     Section 3.12.  Securities Purchased In
Part. Any Certificated Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount at maturity equal to, and in exchange for, the portion of the principal amount at maturity of the Security so surrendered which is not purchased.
     Section 3.13.  Covenant To Comply With
Securities Laws Upon Purchase Of
Securities.  When complying with the
provisions of Section 3.07 or 3.08 hereof
(provided that such offer or purchase
constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall (i) comply with Rule
13e-4 and Rule 14e-1 (or any successor
provision) under the Exchange Act, (ii)
file the related Schedule TO (or any
successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Sections 3.07 and
3.08 to be exercised in the time and in the manner specified in Sections 3.07 and 3.08.
     Section 3.14.  Repayment To The
Company. The Trustee and the Paying Agent shall return to the Company any cash or shares of Common Stock that remain unclaimed as provided in Section 12 of the Securities, together with interest or dividends, if any, thereon (subject to the provisions of Section 7.01(f)), held by them for the payment of the Purchase Price or Change of Control Purchase Price, as the case may be; provided, however, that to the extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to Section 3.11 exceeds the aggregate Purchase Price or Change of Control Purchase Price, as the case may be, of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date or Change of Control
Purchase Date, as the case may be, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Purchase Date or Change of Control Purchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon (subject to the provisions of Section 7.01(f)).
                 ARTICLE 4
                 Covenants

     Section 4.01.  Payment of Securities.
The Company shall promptly make all
payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture.
Any amounts of cash or shares of Applicable
Stock to be given to the Trustee or Paying
Agent, shall be deposited with the Trustee or Paying Agent by 10:00 a.m., New York
City time, by the Company.  The
principal amount at maturity or any portion thereof, including the Issue Price and accrued Original Issue Discount, Liquidated
Damages, if any, and the Redemption Price, Purchase Price and the Change of Control
Purchase Price shall be considered paid on the applicable date due if on such date
(or, in the case of a Purchase Price or
Change of Control Purchase Price, on the
Business Day following the applicable
Purchase Date or Change of Control Purchase
Date, as the case may be) the Trustee or the Paying Agent holds, in accordance with this Indenture, cash or securities, if permitted hereunder, sufficient to pay all such amounts then due.
     Section 4.02.  SEC And Other Reports.
The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports
(or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act.
In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the SEC had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers' Certificates).
     Section 4.03.  Compliance Certificate.
The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2001) an Officers' Certificate, stating whether or not to the knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture
(without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

    Section 4.04.  Further Instruments And
Acts.  Upon request of the Trustee, the
Company will execute and deliver such
further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

    Section 4.05.  Maintenance Of Office Or
Agency.  The
Company will maintain in the Borough of
Manhattan, the City of New York, an office or agency of the Trustee, Registrar, Paying
Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of SunTrust Bank, located at Computer Share, c/o SunTrust
Bank, 88 Pine Street, 19th floor, New York,
New York 10005 (Attention: George Hogan), shall initially be such office or agency for all of the aforesaid purposes. The
Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.02.
     The Company may also from time to time
designate one or more other offices or
agencies where the Securities may be
presented or surrendered for any or all
such purposes and may from time to time
rescind such designations; provided,
however, that no such designation or
rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes.
     Section 4.06.  Delivery Of Certain
Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock issued upon conversion thereof, or in accordance with
Section 3.08(c), the Company will promptly furnish or cause to be furnished Rule 144A
Information (as defined below)
to such Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A
Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act. Whether a person is a beneficial owner shall be determined by the Company to the Company's reasonable satisfaction.

     Section 4.07.  Liquidated Damages
Notice. In the event that the Company is required to pay Liquidated Damages to holders of Securities pursuant to the Registration Rights Agreement, the Company will provide written notice ("Liquidated
Damages Notice") to the Trustee of its
obligation to pay Liquidated Damages no
later than fifteen days prior to the
proposed payment date for the Liquidated
Damages, and the Liquidated Damages Notice shall set forth the amount of Liquidated
Damages to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty to any holder of Securities to determine the Liquidated
Damages, or with respect to the nature,
extent or calculation of the amount of
Liquidated Damages when made, or with
respect to the method employed in such
calculation of the Liquidated Damages.
                 ARTICLE 5
           Successor Corporation

     Section 5.01.  When Company May Merge
Or Transfer Assets. The Company shall not consolidate with or merge with or into any other person or convey, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets to any person, unless:
         (a) either (1) the Company shall be the
     continuing corporation or (2) the Person
     (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of the properties and assets of the Company substantially as an entirety (i) shall be organized and validly existing under the laws of the United
     States or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;
          (b)  immediately after giving effect
to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an
Event of Default, shall have occurred and be continuing; and

         (c)  the Company shall have delivered to
the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this
Article 5 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

     For purposes of the foregoing, the
transfer (by lease, assignment, sale or
otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

     The successor Person formed by such
consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to Section 9.06, the
Company, the Trustee and the successor
Person shall enter into a supplemental
indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.
                 ARTICLE 6
           Defaults And Remedies

     Section 6.01.  Events Of Default.  So
long as any Securities are outstanding,
each of the following shall be an "Event of Default":
      (1)  the Company fails to convert any
   portion of the principal amount at maturity of any Security following the exercise by the Holder of the right to convert such Security into Common Stock pursuant to and in accordance with Article 10 hereof;
(2) the Company defaults in its obligation to repurchase any Security, or any portion thereof, upon the exercise by the Holder of such Holder's right to require the Company to purchase such Securities pursuant to and in accordance with
Section 3.07 and 3.08 hereof;

     (3)  the Company defaults in its
obligation to redeem any Security, or any portion thereof, called for redemption by the Company pursuant to and in accordance with
Section 3.01 hereof.

  (4)  the Company defaults in the payment of
                      the
principal amount at maturity on any Security when the same becomes due and payable at its Stated
Maturity or the payment of any portion of the principal amount at maturity, including the Issue Price and accrued
Original Discount on any Security, when
the same becomes due and payable;

      (5)  the Company defaults in the
payment of any Liquidated Damages when due and payable, and continuance of such default for a period of 30 days; (6) the Company fails to comply with any of its agreements or covenants in the Securities or this Indenture (other than those referred to in clause (1) through (5)
above) and such failure continues for 60 days after receipt by the Company of a Notice of Default;

    (7)  a failure to pay when due at
maturity or a default that results in the acceleration of maturity of any indebtedness for borrowed money of the Company or any Designated Subsidiary in an aggregate amount of $40.0 million or more, unless the acceleration is rescinded, stayed or annulled within 30 days after written notice of default is given to the Company by the Trustee or Holders of not less than 25% in aggregate principal amount at maturity of the Securities then outstanding; (8) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any of its Subsidiaries that is a Designated
Subsidiary or any group of two or more
Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any of its Subsidiaries that is a Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated
Subsidiary, a bankrupt or insolvent, or
approving as properly filed a petition
seeking reorganization, arrangement,
adjustment or composition of or in respect of the Company or any of its Subsidiaries that is a Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;
or
(9)  the commencement by the Company or any
of its Subsidiaries that is a Designated
Subsidiary or any group of two or more
Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any of its Subsidiaries that is a Designated
Subsidiary or any group of two or more
Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, to the entry of a decree or order for relief in respect of the Company or any of its Subsidiaries that is a Designated
Subsidiary or any group of two or more
Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company or any of its Subsidiaries that is a Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated
Subsidiary, of a petition or answer or
consent seeking reorganization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company or any of its Subsidiaries that is a Designated
Subsidiary or any group of two or more
Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, of an assignment for the benefit of creditors, or the admission by the Company or any of its Subsidiaries that is a Designated
Subsidiary or any group of two or more
Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any of its Subsidiaries that is a Designated
Subsidiary or any group of two or more
Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, expressly in furtherance of any such action.

     A Default under clause (6) above is
not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount at maturity of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (6) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."
     "Designated Subsidiary" shall mean any
existing or future, direct or indirect,
Subsidiary of the Company whose assets
constitute 15% or more of the total assets of the Company on a consolidated basis.
     The Trustee shall, within 90 days of
the occurrence of a Default, give to the Holders of the Securities notice of all uncured Defaults known to it and written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto; provided, however, the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of a Default in the payment of the principal amount at maturity, or any portion thereof, including the Issue Price and accrued Original Issue Discount, or Liquidated Damages, if any, on any of the Securities when due or in the payment of any redemption or purchase obligation of the Company.
     Section 6.02.  Acceleration.  If an
Event of Default (other than an Event of Default specified in Section 6.01(8) or 6.01(9)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount at maturity of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the principal amount at maturity, or any portion thereof, including the Issue
Price and accrued Original Issue Discount and Liquidated Damages, if any, on all the Securities to be immediately due and payable. Upon such a declaration, such accelerated amount shall be due and payable immediately. If an Event of Default specified in Section 6.01(8) or 6.01(9) occurs and is continuing, the principal amount at maturity, or any portion thereof, including the Issue Price and accrued
Original Issue Discount and Liquidated
Damages, if any, on all the Securities
shall become and be immediately due and
payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate principal amount at maturity of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal amount at maturity, or any portion thereof, including the Issue Price and accrued Original Issue Discount and Liquidated Damages, if any, that have become due solely as a result of acceleration and if all amounts due to the Trustee under
Section 7.07 have been paid.  No such
rescission shall affect any subsequent
Default or impair any right consequent
thereto.
     Section 6.03.  Other Remedies.  If an
Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal amount at maturity, or any portion thereof, including the Issue Price and accrued
Original Issue Discount and Liquidated
Damages, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.
     The Trustee may maintain a proceeding
even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.
     Section 6.04.  Waiver Of Past
Defaults.  The Holders of a majority in
aggregate principal amount at maturity of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (1) an Event of Default described in Section 6.01(1) or 6.01(2), (2) a
Default in respect of a provision that
under Section 9.02 cannot be amended
without the consent of each Securityholder affected or (3) a Default which constitutes a failure to convert any Security in accordance with the terms of Article 10.
When a Default is waived, it is deemed
cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section 6.04 shall be in lieu of Section 316(a)1(B) of the TIA and such Section 316(a)1(B) is hereby expressly excluded from this
Indenture, as permitted by the TIA.

     Section 6.05.  Control By Majority.
The Holders of a majority in aggregate
principal amount at maturity of the
Securities at the time outstanding may
direct the time, method and place of
conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other
Securityholders or would involve the
Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it. This Section 6.05 shall be in lieu of Section 316(a)1(A) of the TIA and such
Section 316(a)1(A) is hereby expressly
excluded from this Indenture, as permitted by the TIA.

     Section 6.06.  Limitation On Suits.  A
Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

      (1)  the Holder gives to the Trustee
     written notice stating that an Event of
     Default is continuing;
      (2)  the Holders of at least 25% in
aggregate principal amount at maturity of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

   (3)   such Holder or Holders offer to the
                    Trustee
security or indemnity satisfactory to the Trustee against any loss, liability or expense;

   (4)  the Trustee does not comply with the
                    request
within 60 days after receipt of such notice, request and offer of security or indemnity; and

      (5)  the Holders of a majority in
aggregate principal amount at maturity of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

 A Securityholder may not use this Indenture
                     to
prejudice the rights of any other
Securityholder or to obtain a preference or priority over any other Securityholder.

     Section 6.07.  Rights Of Holders To
Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount at maturity, or any portion thereof, including the Issue Price and accrued
Original Issue Discount, Redemption Price,
Purchase Price, Change of Control Purchase
Price or Liquidated Damages, if any,
in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, and to convert the Securities in accordance with Article 10, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

Section 6.08.  Collection Suit By Trustee.
If an Event of Default described in Section
6.01(2), 6.01(3) or 6.01(4) occurs and is
continuing, the Trustee may
recover judgment in its own name and as
trustee of an express trust against the
Company for the whole amount owing with
respect to the Securities and the amounts provided for in Section 7.07.

    Section 6.09.  Trustee May
File Proofs Of Claim.  In case of
the pendency of any receivership,
insolvency, liquidation,
bankruptcy, reorganization,
arrangement, adjustment,
composition or other judicial
proceeding relative to the
Company or any other obligor upon
the Securities or the property of
the Company or of such other
obligor or their creditors, the
Trustee (irrespective of whether
the principal amount at maturity,
or any portion thereof, including
the Issue Price and accrued
Original Issue Discount,
Redemption Price, Purchase Price,
Change of Control Purchase Price
or Liquidated Damages, if any, in
respect of the Securities shall
then be due and payable as
therein expressed or by
declaration or otherwise and
irrespective of whether the
Trustee shall have made any
demand on the Company for the
payment of any such amount) shall
be entitled and empowered, by
intervention in such proceeding
or otherwise.

      (a)  to file and prove a claim for the
whole amount of the principal amount at
maturity, or any portion
thereof, including the Issue Price and
accrued Original Issue Discount, Redemption
Price, Purchase Price, Change of Control
Purchase Price, or Liquidated Damages, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee
(including any claim for the reasonable
compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.07) and of the Holders allowed in such judicial proceeding, and

     (b)  to collect and receive any moneys
or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee,
trustee, liquidator, sequestrator or
similar official in any such judicial
proceeding is hereby authorized by each
Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

     Nothing herein contained shall be
deemed to authorize the Trustee to
authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 6.10.  Priorities.  If the
Trustee collects any money pursuant to this
Article 6, it shall pay out the money in the following order:

 FIRST: to the Trustee for amounts due under
Section 7.07;

     SECOND: to Securityholders for amounts
due and unpaid on the Securities for the principal amount at maturity, or any portion thereof, including the Issue Price and accrued Original Issue Discount, Redemption
Price, Purchase Price, Change of Control
Purchase Price or Liquidated Damages, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

 THIRD: the balance, if any, to the Company.

     The Trustee may fix a record date and
payment date for any payment to
Securityholders pursuant to this Section
6.10.  At least 15 days before such record
date, the Trustee shall mail to each
Securityholder and the Company a notice
that states the record date, the payment date and the amount to be paid.

     Section 6.11.  Undertaking For Costs.
In any suit for the enforcement of any
right or remedy under this Indenture or in
any suit against the Trustee for any action
taken or omitted by it as Trustee, a court
in
its discretion may require the filing by
any party litigant (other than the Trustee)
in the suit of an undertaking to pay the
costs of the suit, and the court in its
discretion may assess reasonable costs,
including reasonable attorneys' fees and
expenses, against any party litigant in the
suit, having due regard to the merits and
good faith of the claims or defenses made
by the party litigant. This Section 6.11
does not apply to a suit by the Trustee, a
suit by a Holder pursuant to Section 6.07
or a suit by Holders of more than 10% in
aggregate principal amount at maturity of
the Securities at the time outstanding.
This Section           6.11 shall be in
lieu of Section 315(e) of the
TIA and such Section 315(e) is hereby
expressly excluded from this Indenture, as permitted by the TIA.

     Section 6.12.  Waiver Of Stay,
Extension Or Usury Laws.  The Company
covenants (to the extent that it may
lawfully do so) that it will not at any
time insist upon, or plead, or in any
manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount at maturity, including the Issue Price and accrued Original Issue
Discount, Redemption Price, Purchase Price or Change of Control Purchase Price in respect of Securities, or Liquidated
Damages, if any, on Securities, as
contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
                 ARTICLE 7
                  Trustee

     Section 7.01.  Duties Of Trustee.  The
duties and responsibilities of the Trustee shall be as provided by the TIA and as set forth herein.

      (a)  If an Event of Default has
occurred and is continuing, the Trustee
shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.
      (b)  Except during the continuance of
an Event of Default:
         (1)  the Trustee need perform only those
            duties that are specifically set forth
            in this Indenture and no others; and
         (2)  in the absence of bad faith on its
part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein. This Section
7.01(b) shall be in lieu of Section 315(a) of the TIA and such Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

      (c)  The Trustee may not be relieved from
liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

 (1)  this Section (c) does not limit the effect
                       of
         Section 7.01(b);
      (2)  the Trustee shall not be liable for
any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (3)  the Trustee shall not be liable
with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section
6.05.
     Subparagraphs (c)(1), (2) and (3) shall
be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the
TIA and such Sections 315(d)(1), 315(d)(2) and
315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

      (d)  Every provision of this Indenture
that in any way relates to the Trustee is subject to Sections Error! Reference source not found., 7.01(b), 7.01(c) and
7.01(e).

      (e)  The Trustee may refuse to perform
any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

      (f)  Money held by the Trustee in trust
hereunder need not be segregated from other funds except to the extent required by law.
The Trustee (acting in any capacity
hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

Section 7.02.  Rights Of Trustee.  Subject to
                     its
duties and responsibilities under the TIA.

      (a)  the Trustee may conclusively rely
and shall be protected in acting or
refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b)  whenever in the administration of
this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee
(unless other evidence be herein
specifically prescribed) may, in the
absence of bad faith on its part,
conclusively rely upon an Officers'
Certificate;

      (c)  the Trustee may execute any of
the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

      (d)  the Trustee shall not be liable for
any action taken, suffered, or omitted to be taken by it in good faith which it believes to be authorized or within its rights or powers conferred under this Indenture;

      (e)  the Trustee may consult with counsel
selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (f)  the Trustee shall be under no
obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

     (g)  any request or direction of the
Company mentioned herein shall be
sufficiently evidenced by a Company
Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board
Resolution;

(h)  the Trustee shall not be bound to make
                    any
investigation into the facts or matters
stated in any resolution, certificate,
statement, instrument, opinion, report,
notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

     (i)  the Trustee shall not be deemed to
have notice of any Default or Event of
Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

     (j)  the rights, privileges,
protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other person employed to act hereunder; and

     (k)  the Trustee may request that the
Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers'
Certificate may be signed by any person
authorized to sign an Officers'
Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 7.03.  Individual Rights Of
Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent,
Registrar, Conversion Agent or coregistrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

     Section 7.04.  Trustee's Disclaimer.
The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act or in any offering document for the Securities, the Indenture or the Securities
(other than its certificate of
authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

     Section 7.05.  Notice Of Defaults.  If
a Default occurs and if it is known to the Trustee, the Trustee shall give to each Securityholder notice of the Default within 90 days after it occurs or, if later, within 15 days after it is known to the Trustee, unless such Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a Default described in Section 6.01(1) and 6.01(2), the Trustee may withhold the notice if and so long as a committee of its Responsible
Officers in good faith determines that
withholding the notice is in the interest of the Securityholders. The preceding sentence shall be in lieu of the proviso to
Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA. The
Trustee shall not be deemed to have
knowledge of a Default unless a Responsible
Officer of the Trustee has received written notice of such Default, which notice specifically references this Indenture and the Securities.

     Section 7.06.  Reports By Trustee To
Holders. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a), if required by such
Section 313(a).  The Trustee also shall
comply with TIA Section 313(b).

     A copy of each report at the time of
its mailing
to Securityholders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The
Company agrees to notify the Trustee
promptly whenever the Securities become
listed on any securities exchange and of any delisting thereof.
Section 7.07.  Compensation And Indemnity.
                    The
Company agrees:

      (a)  to pay to the Trustee from time
to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);
     (b)  to reimburse the Trustee upon its
request for all reasonable expenses,
disbursements and advances
incurred or made by the Trustee in
accordance with any provision of this
Indenture (including the reasonable
compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (c)  to indemnify the Trustee or any
predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claim, liability, cost or expense (including attorney's fees and expenses, and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     To secure the Company's payment
obligations in this Section 7.07, the
Trustee shall have a lien prior to the
Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal amount at maturity, or any portion thereof, including the Issue Price and accrued Original Issue
Discount, Redemption Price, Purchase Price,
Change of Control Purchase Price or
Liquidated Damages, if any, as the case may be, on particular Securities.

     The Company's payment obligations
pursuant to this Section 7.07 shall survive the discharge of this Indenture and the resignation or removal of the Trustee.
When the Trustee incurs expenses after the occurrence of a Default specified in
Section 6.01(5) or 6.01(6), the expenses including the reasonable charges and expenses of its counsel, are intended to constitute expenses of administration under any bankruptcy law.

     Section 7.08.  Replacement Of
Trustee.  The Trustee may resign by
so notifying the Company; provided,
however, no such resignation shall be
effective until a successor Trustee
has accepted its appointment pursuant
to this Section 7.08.  The Holders of
a majority in aggregate principal
amount at maturity of the
Securities at the time outstanding
may remove the
Trustee by so notifying the Trustee and the Company.
The Company shall remove the Trustee if:

  (1)  the Trustee fails to comply with Section
                      7.10;

    (2)  the Trustee is adjudged bankrupt or
                   insolvent;

 (3)  a receiver or public officer takes charge
                     of the
Trustee or its property; or

     (4)  the Trustee otherwise becomes
incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

     A successor Trustee shall deliver a
written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring
Trustee shall become effective, and the
successor Trustee shall have all the
rights, powers and duties of the Trustee under this Indenture. The successor
Trustee shall mail a notice of its
succession to Securityholders.  The
retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

     If a successor Trustee does not take
office within 30 days after the retiring
Trustee resigns or is removed, the retiring
Trustee, the Company or the Holders of a majority in aggregate principal amount at maturity of the Securities at the time outstanding may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

     If the Trustee fails to comply with
Section 7.10, any Securityholder may
petition any court of competent
jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Section 7.09.  Successor Trustee By
Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     Section 7.10.  Eligibility;
Disqualification. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The
Trustee (or its parent holding company)
shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of TIA Section 310(b).

     Section 7.11.  Preferential Collection
Of Claims Against Company.  The Trustee
shall comply with TIA Section 311(a),
excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.
                       ARTICLE 8
                Discharge Of
Indenture

     Section 8.01.  Discharge Of Liability
On Securities. When (i) the Company
delivers to the Trustee all outstanding
Securities (other than Securities replaced or repaid pursuant to Section 2.07) for cancellation or (ii) all outstanding
Securities have become due and payable and the Company deposits with the Trustee cash sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section
2.07), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.07, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers'
Certificate and Opinion of Counsel and at the cost and expense of the Company.

     Section 8.02.  Repayment To The
Company. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Securityholders with respect to such money or securities for that period commencing after the return thereof.

                 ARTICLE 9
                Amendments

     Section 9.01.  Without Consent Of
Holders. The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder to:

       (a)  add to the covenants of the
     Company for the benefit of the Holders
     of Securities;

       (b)  surrender any right or power
herein conferred upon the Company;

       (c)  provide for conversion rights of
Holders of Securities if any reclassification or change of the Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs;

      (d)  provide for the assumption of
the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 5 hereof;

      (e)  increase the Conversion
Rate; provided, however, that such
increase in the Conversion Rate shall
not
adversely affect the interests of the
Holders of Securities (after taking
into account tax and other consequences
of such increase);

      (f)  comply with the requirements of the
SEC in order to effect or maintain the
qualification of this
Indenture under the TIA;

      (g)  make any changes or modifications
necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause (g) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect;

      (h)  cure any ambiguity, to correct or
supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (h) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect; and

      (i)  add or modify any other provisions
herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the Holders of Securities.

     Section 9.02.  With Consent Of Holders.
Except as provided below in this Section
9.02, this Indenture or the Securities may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case with the written consent of the Holders of at least a majority of the principal amount at maturity of the Securities at the time outstanding.

     Without the written consent or the
affirmative vote of each Holder of
Securities affected thereby, an amendment, supplement or waiver under this Section
9.02 may not:

       (a)  change the maturity of the principal
     amount at maturity of, or any installment of Liquidated Damages, on, any Security;

       (b)  reduce the principal amount at
maturity principal amount at maturity, or any portion thereof, including the Issue Price and accrued Original Issue
Discount, or Liquidated Damages, payable on, or the Redemption Price, Purchase Price or Change of Control Purchase Price of, any Security;

       (c)  impair or adversely affect the
conversion rights of any Holder of Securities;

       (d)  reduce the rate at which Original
Issue Discount accrues on the Securities;
       (e)  change the currency of any amount
owed or owing under the Security or any interest thereon from U.S. Dollars;
       (f)  alter or otherwise modify the rate
of Liquidated Damages on any Security, or the manner of calculation thereof, or extend time for payment of any amounts due and payable to the Holders of the Securities;

       (g)  impair the right of any Holder to
institute suit for the enforcement of any payment or with respect to, or conversion of, any Security;

       (h)  modify the obligation of the Company
to maintain an office or agency in The City of New
York pursuant to Section 4.05;

       (i)  adversely affect the purchase right of
the Holders of the Securities as provided in
Article 3 or the right
of the Holders of the Securities to convert any Security as provided in Article 10;

   (j)  modify the provisions of Article 3 in a
                      manner
adverse to the Holders of the Securities;

       (k)  modify any of the provisions of this
Section, or reduce the principal amount at maturity of outstanding Securities required to waive a percentage of the aggregate Default, except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby; or

       (l)  reduce the percentage of the
aggregate principal amount at maturity of the outstanding Securities the consent of whose Holders is required for any such supplemental indenture entered into in accordance with this Section 9.02 or the consent of whose Holders is required for any waiver provided for in this Indenture.

It shall not be necessary for the consent of
                     the
Holders under this Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment under this Section
9.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

     Nothing in this Section 9.02 shall
impair the ability of the Company and the Trustee to amend this Indenture or the Securities without the consent of any Securityholder to provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article V hereof.

     Section 9.03.  Compliance With Trust
Indenture Act. Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

     Section 9.04.  Revocation And Effect
Of Consents, Waivers And Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's
Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's
Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every
Securityholder.
     Section 9.05.  Notation On Or Exchange
Of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this
Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.
     Section 9.06.  Trustee To Sign
Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article 9 if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall receive, and (subject to the provisions of Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.
     Section 9.07.  Effect Of Supplemental
Indentures. Upon the execution of any
supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
                ARTICLE 10
                Conversions

     Section 10.01.  Conversion Privilege.
(a)  Subject to and upon compliance with
the provisions of this Article 10, a Holder of a Security shall have the right, at such Holder's option, to convert all or any portion (if the portion to be converted is $1,000 or an integral multiple of $1,000) of such Security into shares of Common Stock at the Conversion Rate in effect on the date of conversion:

           (1)  during any Conversion Period, if the
     Closing Price of the Common Stock for at least
     20 Trading Days in the
     30 Trading Day period ending on the first day of such Conversion Period was more than 120% of the Accreted Conversion Price in effect on such 30th
     Trading Day;
           (2)  at any time prior to the close of
business on the second Business Day preceding the date fixed for redemption, if such Security has been called for redemption pursuant to Article 3 hereof;
(3)  during any period after the 30th day
following the original issuance of the
Securities in which (A) the credit rating assigned to the Securities by both Moody's
Investor Services, Inc. and Standard &
Poor's Rating Services is below Baa3 or BBB-
, respectively, (B) the credit rating
assigned to the Securities by both such
rating agencies is suspended or withdrawn or (C) neither of such rating agencies is then rating the Securities; or only one rating agency is rating the Securities and the rating is below the level specified above; or

         (4)  as provided in Section (b) of this
Section 10.01.

 The Company or a designated agent shall determine on a daily basis whether the Securities shall be convertible as a result of the occurrence of an event specified in clause (1) above and, if the Securities shall be so convertible, the Company shall deliver to the Trustee and Conversion Agent written notice thereof. Whenever the Securities shall become convertible pursuant to
Section 10.01, the Company or, at the
Company's request, the Trustee in the name and at the expense of the Company, shall notify the Holders of the event triggering such convertibility in the manner provided in Section 11.02, and the Company shall also publicly announce such information and publish it on the Company's Web site. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

      (b)  In addition, in the event that:

             (1)  (A) the Company distributes to all
         holders of its shares of Common Stock
         rights or warrants entitling
  them (for a period expiring within 60 days of the Record Date for such distribution) to subscribe for or purchase shares of Common
         Stock, at a price per share less than the Closing Price of the Common Stock on the Business Day immediately preceding the announcement of such distribution, (B) the Company distributes to all holders of its shares of Common Stock, cash or other assets, debt securities or rights or warrants to purchase its securities, where the Fair Market Value (as determined by the Board of Directors) of such distribution per share of Common Stock exceeds 10% of the Closing Price of a share of Common
         Stock on the Business Day immediately
         preceding the date of declaration of such distribution, or (C) a Change of Control occurs but Holders of Securities do not have the right to require the Company to purchase their Securities as a result of such Change of Control, because of the provisions set forth in 3.08(a)(2), then, in each case, the Securities may be surrendered for conversion at any time on and after the date that the Company gives notice to the Holders of such right, which shall be not less than 20 days prior to the ExDividend Time for such distribution, in the case of (A) or (B), or within 30 days after the occurrence of the Change of Control, in the case of (C), until the earlier of the close of business on the Business Day immediately preceding the Ex-Dividend Time or the date the Company announces that such distribution will not take place, in the case of (A) or (B), or the earlier of 30 days after the Company's delivery of the Change of Control Purchase Notice or the date the Company announces that the Change of Control will not take place, in the case of (C).

         (2)   the Company consolidates with or
merges into another corporation, or is a party to a binding share exchange pursuant to which the shares of Common Stock would be converted into cash, securities or other property as set forth in Section 10.04 hereof, then the Securities may be surrendered for conversion at any time from and after the date which is 15 days prior to the date announced by the Company as the anticipated effective time of such transaction until 15 days after the actual date of such transaction.

     "Conversion Period" means the period
from and including the thirtieth trading day in a fiscal quarter to, but not including, the thirtieth trading day in the immediately following fiscal quarter.

      "Ex-Dividend Time" means, with
respect to any issuance or distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such issuance or distribution.

     Section 10.02.  Conversion Procedure;
Conversion Price; Fractional Shares.

      (a)  Each Security shall be
convertible at the office of the Conversion
Agent into fully paid and
nonassessable shares (calculated to the
nearest 1/100th of a share) of Common
Stock.  The rate at which shares of Common
Stock shall be delivered upon conversion
(the "Conversion Rate") shall be initially
18.08 shares of Common Stock for each
$1,000 principal amount at maturity of
Securities. The Conversion Rate shall be adjusted in certain instances as provided in Section 10.03 hereof. No payment or adjustment shall be made in respect of dividends on the Common Stock on a converted Security. The Company shall not issue any fraction of a share of Common
Stock in connection with any conversion of Securities, but instead shall, subject to
Section 10.03(i) hereof, make a cash
payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Price of the Common Stock on the last Trading Day prior to the date of conversion. Notwithstanding the foregoing, a Security in respect of which a Holder has delivered a Purchase Notice or Change of Control Purchase Notice exercising such
Holder's option to require the Company to repurchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the Section
3.10 hereof.

     (b)  Before any Holder of a Security
shall be entitled to convert the same into Common Stock, such Holder shall, in the case of Securities issued in global form, comply with the procedures of the Depositary in effect at that time, and in the case of definitive Securities, surrender such Securities, duly endorsed to the Company or in blank, at the office of the Conversion Agent, and shall give written notice to the Company at said office or place that such Holder elects to convert the same and shall state in writing therein the principal amount at maturity of Securities to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued.

     Before any such conversion, a Holder
also shall pay all taxes or duties, if any, as provided in Section 10.05.

     If more than one Security shall be
surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount at maturity of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a Security, or to such Holder's nominee or nominees, certificates for the number of full shares of Common Stock to which such Holder shall be entitled as aforesaid, together, subject to the last sentence of Section 10.02(a) above, with cash in lieu of any fraction of a share to which such Holder would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the security register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or security register.

      (c)  A Security shall be deemed to
have been converted as of the close of
business on the date of the
surrender of such Securities for conversion as provided above, and the person or persons entitled to receive the Common
Stock issuable upon such conversion shall be treated for all purposes as the record
Holder or Holders of such Common Stock as of the close of business on such date.

      (d)  In case any Security shall be
surrendered for partial conversion, the
Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder
(subject to the provisions of Section 10.05 hereof), a new Security or Securities in authorized denominations in an aggregate principal amount at maturity equal to the unconverted portion of the surrendered
Securities.

     (e)  By delivering to the Holder the
number of shares of Common Stock issuable upon conversion, together with cash in lieu of any fractional shares as provided in Section
10.02(b) hereof, the Company will satisfy its obligation with respect to the Security, and upon such delivery accrued Original Issue
Discount with respect
to such Security will be deemed to be paid in full rather than canceled, extinguished or forfeited.
     Section 10.03.  Adjustment of
Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company as follows:
      (a)  In case the Company shall
hereafter pay a dividend or make a
distribution to all holders of the
outstanding Common Stock in shares of
Common Stock, the Conversion Rate shall be increased so that the same shall equal the rate determined by dividing the Conversion
Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction,

            (i)  the numerator of which shall be the
     number of shares of the Common Stock
     outstanding at the close of business on the date fixed for such determination; and
          (ii) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution,

such reduction to become effective
immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this Section 10.03(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

      (b)  In case the Company shall issue
rights or warrants to all holders of its outstanding shares of Common
Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction,

            (i)  the numerator of which shall be
     the number of shares of Common Stock
     outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares that the
                     aggregate
     offering price of the total number of shares so offered would purchase at such Current
     Market Price, and

           (ii) the denominator of which shall be
the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase.
     Such adjustment shall be successively
made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current
Market Price, and in determining the
aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.
      (c)  In case outstanding shares of
Common Stock shall be subdivided into a
greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

        (d)  In case the Company shall, by
dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company or evidences of its indebtedness or assets
(including securities, but excluding any rights or warrants referred to in Section
10.03(b) and excluding any dividend or
distribution (x) paid exclusively in cash or (y) referred to in Section 10.03(a) (any of the foregoing hereinafter in this
Section 10.03(d) called the "Distributed
Assets"), then, in each such case (unless the Company elects to reserve such Distributed Assets for distribution to the Holders upon the conversion of the Securities so that any such holder converting Securities will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such Distributed Assets which such holder would have received if such holder had converted its Securities into Common Stock immediately prior to the Record Date
(as defined in Section 10.03(h)(4) for such distribution of the Distributed Assets)), the Conversion Rate shall be adjusted so that the same shall be equal to the rate determined by dividing the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,
            (i)  the numerator of which shall be the
     Current Market Price per share of the Common Stock on such Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Distributed Assets so distributed applicable to one share of Common Stock; and

          (ii) the denominator of which shall be
the Current Market Price per share of the Common
Stock,
such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Distributed Assets so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common
Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of Distributed Assets such holder would have received had such holder converted each Security on the Record Date.
In the event that such dividend or
distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this
Section 10.03(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market
Price of the Common Stock.

     Rights or warrants distributed by the
Company to all holders of Common Stock
entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger
Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common
Stock, shall be deemed not to have been
distributed for purposes of this Section
10.03 (and no adjustment to the Conversion
Rate under this Section 10.03 will be
required) until the occurrence of the
earliest Trigger Event, whereupon such
rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this
Section 10.03(d).  If any such right or
warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights
(and a termination or expiration of the
existing rights or warrants without
exercise by any of the holders thereof). In addition, in the event of any distribution
(or deemed distribution) of rights or
warrants, or any Trigger Event or other
event (of the type described in the
preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 10.03 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger
Event, as the case may be, as though it
were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common
Stock with respect to such rights or
warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

     No adjustment of the Conversion Rate
shall be made pursuant to this Section
10.03(d) in respect of rights or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually distributed, or reserved by the Company for distribution to holders of Securities upon conversion by such holders of Securities to Common Stock.

     For purposes of this Section 10.03(d)
and Sections 10.03(a) and (b), any dividend
or distribution to which this Section
10.03(d) is applicable that also includes
shares of Common Stock, or rights or
warrants to subscribe for or purchase
shares of Common Stock (or both), shall be
deemed instead to be (1) a dividend or
distribution of the evidences of
indebtedness, assets or shares of capital
stock other than such shares of Common
Stock or rights or warrants (and any
Conversion Rate adjustment required by this
Section 10.03(d) with respect to such
dividend or distribution shall then be
made) immediately followed by (2) a
dividend or distribution of such shares of
Common Stock or such rights or warrants
(and any further Conversion Rate adjustment
required by Sections 10.03(a) and (b) with
respect to such dividend or distribution
shall then be made), except (A) the Record
Date of such dividend or distribution shall
be substituted as "the date fixed for the
determination of stockholders entitled to
receive such dividend or other
distribution", "the date fixed for the
determination of stockholders entitled to
receive such rights or warrants" and "the
date fixed for such determination" within
the meaning of Sections 10.03(a) and (b),
and (B) any shares of Common Stock included
in such dividend or distribution shall not
be deemed "outstanding at the close of
business on the date fixed for such
determination" within the meaning
of Section 10.03(a).
      (e)  In case the Company shall, by
dividend or otherwise, distribute to all
holders of its Common Stock cash (excluding
(x) any quarterly cash dividend on the
Common Stock to the extent the aggregate
cash dividend per share of Common Stock in
any fiscal quarter does not exceed the
greater of (A) the amount per share of
Common Stock of the next preceding
quarterly cash dividend on the Common Stock
to the extent that such preceding quarterly
dividend did not require any adjustment of
the Conversion Rate pursuant to this
Section 10.03(e) (as adjusted to reflect
subdivisions, or combinations of the Common
Stock), and (B)     3.75% of the arithmetic
average of the Closing
Price (determined as set forth in Section
10.03(h)) during the ten Trading Days (as defined in Section 10.03(h)) immediately prior to the date of declaration of such dividend, and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on such record date by a fraction,

            (i)  the numerator of which
     shall be the Current Market Price of
     the Common Stock on the record date
     less the
     amount of cash so distributed (and not
     excluded as provided above) applicable
     to one share of Common Stock, and

            (ii) the denominator of which shall be
such Current Market Price of the Common Stock, such adjustment to be effective immediately prior to the opening of business on the day following the record date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common
Stock is equal to or greater than the Current
Market Price of the Common Stock on the
record date, in lieu of the foregoing
adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Security on the record date. In the event that such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this
Section 10.03(e) as a result of a
distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this Section 10.03(e) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

      (f)  In case a tender or exchange offer
made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a fair market value
(as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer
(as it may be amended) exceeds the last reported
Closing Price of the Common Stock (determined as provided in the definition of Current Market Price) on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction
            (i)  the numerator of which shall be the
     sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders
                      based
     on the acceptance (up to any maximum
     specified in the terms of the tender or
     exchange offer) of all shares validly
     tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares") and
     (y) the product of the number of shares of Common Stock outstanding (less any
     Purchased Shares) at the Expiration Time and the last reported Closing Price of the Common Stock (determined as provided in the definition of Current Market Price) on the Trading Day next succeeding the Expiration
     Time, and

          (ii) the denominator of which
shall be the number of shares of Common
Stock outstanding (including any
tendered or exchanged shares) at the
Expiration Time multiplied by last reported
Closing Price of the Common Stock
(determined as provided in the definition of the Current Market Price) on the Trading
Day next succeeding the Expiration Time,

such adjustment to become effective
immediately prior to the opening of
business on the day following the
Expiration Time. In the event that the
Company is obligated to purchase shares
pursuant to any such tender or exchange
offer, but the Company is permanently
prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

      (g)  In case of a tender or exchange
offer made by a Person other than the
Company or any Subsidiary for an amount
that increases the offeror's ownership of Common Stock to more than twenty-five percent (25%) of the
Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) that as of the last time (the "Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the last reported Closing Price of the Common
Stock (determined as provided in the
definition of the Current Market Price) on the Trading Day next succeeding the Offer
Expiration
Time, and in which, as of the Offer
Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion
Rate in effect immediately prior to the
Offer Expiration Time by a fraction
            (i)   the numerator of which shall
     be the sum of (x) the fair market value
     (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified
                     in the
     terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer
     Expiration Time (the shares deemed so
     accepted, up to any such maximum, being
     referred to as the "Accepted Purchased
     Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) at the Offer
     Expiration Time and the last reported
     Closing Price of the Common Stock
     (determined as provided in the definition of the Current Market Price) on the Trading
     Day next succeeding the Offer Expiration
     Time, and

          (ii) the denominator of which
shall be the number of shares of Common
Stock outstanding (including any
tendered or exchanged shares) at the Offer
Expiration Time multiplied by the last
reported Closing Price of the Common Stock
(determined as provided in the definition of the Current Market Price) on the Trading
Day next succeeding the Offer Expiration
Time,

such adjustment to become effective
immediately prior to the opening of
business on the day following the Offer
Expiration Time. In the event that such
Person is obligated to purchase shares
pursuant to any such tender or exchange
offer, but such Person is permanently
prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.
Notwithstanding the foregoing, the
adjustment described in this Section
10.03(g) shall not be made if, as of the Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article Twelve.

      (h)  For purposes of this Section 10.03, the
following terms shall have the meaning indicated:

           (1)  "Closing Price" with respect to any
     security on any day shall mean the closing
     Closing Price, regular
 way, on such day or, in case no such sale takes
                      place
     on such day, the average of the reported closing bid and asked prices, regular way, in each case as quoted on the Nasdaq
     National Market or, if such security is not quoted or listed or admitted to trading on such Nasdaq National Market, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau
     Incorporated, or a similar generally
     accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.
      (2)  "Current Market Price" shall mean the
average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days selected by the Company commencing no more than 30 Trading
Days before and ending not later than the earlier of such date of determination and the day before the "ex" date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question.
For purpose of this paragraph, the term
"ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

               In the event that another
     issuance, distribution, subdivision,
     combination or tender or exchange
     offer to which Section 10.03 applies
     occurs during the period applicable
     for calculating "Current Market Price"
     pursuant to the definition in the
     preceding paragraph, "Current Market
     Price" shall be calculated for such
     period in a manner determined by the
     Board of Directors to reflect the
     impact of such issuance, distribution,
     subdivision, combination or tender or
     exchange offer on the Closing Price of
     the Common Stock during such period.
           (3)  "Fair Market Value", or "fair
     market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.
           (4)  "Record Date" shall mean, with
respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock
(or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

      (i)  The Company may make such
increases in the Conversion Rate, in
addition to those required by Sections
10.03(a), (b), (c), (d), (e), (f) or (g) as
the Board of Directors considers to be
advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.
To the extent permitted by applicable law,
                    the
Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to holders of record of the Securities a notice of the increase at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased
Conversion Rate and the period during which it will be in effect.

      (j)  No adjustment in the Conversion
Rate shall be required unless such
adjustment would require an increase or
decrease of at least one percent (1%) in such rate; provided, however, that any adjustments that by reason of this Section
10.03) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 10 shall be made by the Company and shall be made to the nearest cent or to the nearest onehundredth of a share, as the case may be, with one half cent and 0.005 of a share, respectively, being rounded upward. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. To the extent the Securities become convertible into cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities.

        (k)  Whenever the Conversion Rate
is adjusted as herein provided, the Company shall promptly file with the
Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible
Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect.
Promptly after delivery of such
certificate, the Company shall prepare a notice of such adjustment of the Conversion
Rate setting forth the adjusted Conversion
Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion
Rate to the holder of each Security at his last address appearing on the Security register provided for in Section 2.03 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

        (l)  In any case in which this
Section 10.03 provides that an
adjustment shall become effective
immediately
after (1) a record date or Record Date
for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 10.03(a),
(3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 10.03(b), (4) the Expiration Time for any tender or exchange offer pursuant to Section
10.03(f), or (5) the Offer Expiration Time for a tender or exchange offer pursuant to
Section 10.03(g) (each a "Determination
Date"), the Company may elect to defer
until the occurrence of the relevant
Adjustment Event (as hereinafter defined)
(x) issuing to the holder of any Security converted after such Determination Date and before the occurrence of such Adjustment
Event, the additional shares of Common
Stock or other securities issuable upon
such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 10.03(a). For purposes of this Section 10.03(l), the term
"Adjustment Event" shall mean:
            (i)  in any case referred to in
     clause (1) hereof the occurrence of
     such event,
           (ii) in any case referred to in
clause (2) hereof, the date any such
dividend or distribution is paid or made,
          (iii) in any case referred to in clause
(3) hereof, the date of expiration of such rights or warrants, and
        (iv) in any case referred to in clause
(4) or clause (5) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

      (m)  For purposes of this Section 10.03,
the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     Section 10.04.  Effect of
Reclassification, Consolidation, Merger or
Sale.  If any of the following events
occur, namely (i) any reclassification or change of the outstanding shares of Common
Stock (other than a subdivision or
combination to which Section 10.03(c)
applies), (ii) any consolidation, merger, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common
Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the
Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Security shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, statutory share exchange combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Securities
(assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, statutory share exchange combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets
(including cash) receivable upon such
reclassification, change, consolidation, merger, statutory share exchange combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets
(including cash) receivable upon such
reclassification, change, consolidation, merger, statutory share exchange combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purposes of this
Section 10.04 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, statutory share exchange combination, sale or conveyance for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Article 10.

     The Company shall cause notice of the
execution of such supplemental indenture to be mailed to each holder of Securities, at its address appearing on the Security register provided for in Section 2.03 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, statutory share exchanges combinations, sales and conveyances.

If this Section 10.04 applies to any event
                    or
occurrence, Section 10.03 shall not apply.

     Section 10.05.  Taxes on Shares
Issued. The issue of stock certificates on conversions of Securities shall be made without charge to the converting
Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Securities converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 10.06.  Reservation of Shares,
Shares to Be Fully Paid; Compliance with
Governmental Requirements; Listing of Common
Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Securities from time to time as such Securities are presented for conversion.

     Before taking any action which would
cause an adjustment increasing the
Conversion Rate to an amount that would
cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of the
Securities, the Company will take all
corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

     The Company covenants that all shares
of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

 The Company covenants that, if any shares
                    of
Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Securities and
Exchange Commission (or any successor
thereto), endeavor to secure such
registration or approval, as the case may be.

     The Company further covenants that, if
at any time the Common Stock shall be
listed on the Nasdaq National Market or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common
Stock shall be so listed on such exchange or automated quotation system, all Common
Stock issuable upon conversion of the
Security; provided, however, that, if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Securities into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Securities in accordance with the requirements of such exchange or automated quotation system at such time.

     Section 10.07.  Responsibility of
Trustee.  The Trustee and any other
conversion agent shall not at any time be under any duty or responsibility to any holder of Securities to determine the Conversion
Rate or whether any facts exist which may require any adjustment of the Conversion
Rate, or with respect to the nature or
extent or calculation of any such
adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and the Trustee and any other conversion agent make no representations with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 10.
Without limiting the generality of the
foregoing, neither the Trustee nor any
conversion agent shall be under any
responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 10.04 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Securities after any event referred to in such Section 10.04 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section
7.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.
    Section 10.08.  Notice To Holders Prior
To Certain Actions.  In case:
      (a) the Company shall declare a
dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section
10.03; or

     (b) the Company shall authorize the
granting to the holders of all or
substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

     (c) of any reclassification or
reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common
Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

     (d) of the voluntary or involuntary
dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Securities at his address appearing on the register provided for in Section 2.03 of this Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, or statutory share exchange sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, or statutory share exchange sale, transfer, dissolution, liquidation or winding up.
Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, or statutory share exchange sale, transfer, dissolution, liquidation or winding up.
     Section 10.09.  Rights Issued in
Respect of Common Stock Issued upon
Conversion.  Each share of Common Stock
issued upon conversion of Securities
pursuant to this Article 10 shall be
entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by the Company, as the same may be amended from time to time.
  Section 10.10.  Unconditional Right Of
                Holders To
Convert.

     Notwithstanding any other provision in
this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to convert its Security in accordance with this Article X and to bring an action for the enforcement of any such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.


                ARTICLE 11
               Miscellaneous

     Section 11.01.  Trust Indenture Act
Controls. If any provision of this
Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

     Section 11.02.  Notices.  Any request,
demand, authorization, notice, waiver,
consent or communication shall be in
writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

 if to the Company:

     Brinker
     International,
     Inc. 6820 LBJ
     Freeway
   Dallas, Texas
       75240
     Attn:  General
     Counsel
     Facsimile No.
     972-770-1256

if to the Trustee:

     SunTrust Bank
     25 Park Place,
     24th Floor
     Atlanta,
     Georgia  30303
     Telephone No.
     404-588-7591
     Facsimile No.
     404-588-7335
     Attention:
     George Hogan

     The Company or the Trustee by notice
given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication given to a
Securityholder shall be mailed to the
Securityholder, by first-class mail,
postage prepaid, at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

     Failure to mail a notice or
communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other
Securityholders.  If a notice or
communication is mailed in the manner
provided above, it is duly given, whether or not received by the addressee.

     If the Company mails a notice or
communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

     Section 11.03.  Communication By
Holders With Other Holders.
Securityholders may communicate pursuant to
TIA Section 312(b) with other
Securityholders with respect to their
rights under this Indenture or the
Securities.  The Company, the Trustee, the
Registrar, the Paying Agent, the
Conversion Agent and anyone else shall
have the protection of TIA Section 312(c).

     Section 11.04.  Certificate And
Opinion As To Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (1)  an Officers' Certificate stating that,
     in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and
          (2)  an Opinion of Counsel stating that, in
the opinion of such counsel, all such conditions precedent have been complied with.

     Section 11.05.  Statements Required In
Certificate Or
Opinion.  Each Officers' Certificate or
Opinion of
Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1)  a statement that each person making
     such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

          (2)  a brief statement as to the nature and
scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

          (3)  a statement that, in the opinion
of each such person, he has made such
examination or investigation
as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4)  a statement that, in the opinion of
such person, such covenant or condition has been complied with.

     Section 11.06.  Separability Clause.  In case
any
provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.07.  Rules By Trustee,
Paying Agent,
conversion Agent and Registrar.  The
Trustee may make reasonable rules for
action by or a meeting of Securityholders.
The Registrar, the Conversion Agent and the
Paying Agent may make reasonable rules for their functions.

    Section 11.08.  Legal Holidays.  A
"Legal Holiday" is any day other than a
Business Day. If any specified
date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no Original Issue
Discount shall accrue for the intervening period.

     Section 11.09.  GOVERNING LAW. THIS
INDENTURE SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK.

    Section 11.10.  No Recourse Against
Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

     Section 11.11.  Successors.  All
agreements of the
Company in this Indenture and the
Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

     Section 11.12.  Multiple Originals.
The parties may
sign any number of copies of this
Indenture. Each signed copy shall be an
original, but all of them together
represent the same agreement. One signed copy is enough to prove this Indenture.
IN WITNESS WHEREOF, the undersigned, being
                   duly
authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                              BRINKER
                              INTERNATIONAL
                              , INC.


                              By:______________________
                                 _____ Name:
                                 Title:
                              SUNTRUST BANK
                              As Trustee

                              By:______________________
                                 _____ Name:
                                 Title:



                                              EXHIBIT A

           [FORM OF FACE OF GLOBAL SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY
TRUST COMPANY TO THE ISSUER OR ITS AGENT
FOR REGISTRATION OF TRANSFER, EXCHANGE OR
PAYMENT, AND ANY CERTIFICATE ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN
SUCH OTHER NAME AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY
TRUST COMPANY (AND ANY PAYMENT HEREON IS
MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY
AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL SINCE THE REGISTERED
OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY
SHALL BE LIMITED TO TRANSFERS TO NOMINEES
OF THE DEPOSITORY TRUST COMPANY, OR TO A
SUCCESSOR THEREOF OR SUCH SUCCESSOR'S
NOMINEE AND TRANSFERS OF PORTIONS OF THIS
GLOBAL SECURITY SHALL BE LIMITED TO
TRANSFERS MADE IN ACCORDANCE WITH THE
RESTRICTIONS SET FORTH IN ARTICLE TWO OF
THE INDENTURE REFERRED TO ON THE REVERSE
HEREOF.

     THE SECURITY EVIDENCED BY THIS
CERTIFICATE HAS NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT OF 1933"), OR ANY STATE
SECURITIES LAWS, AND MAY NOT BE OFFERED OR
SOLD EXCEPT AS SET FORTH IN THE FOLLOWING
SENTENCE. BY ACQUISITION HEREOF, THE
HOLDER:

          (1)  REPRESENTS THAT IT IS A "QUALIFIED
              INSTITUTIONAL BUYER" AS DEFINED IN RULE
              144A UNDER THE SECURITIES ACT OF 1933;

          (2)  AGREES THAT IT WILL NOT WITHIN TWO YEARS
AFTER THE
ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR
OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY
OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF
SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY
SUBSIDIARY THEREOF, (B) TO A QUALIFIED
INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A
UNDER THE SECURITIES ACT OF 1933, (C) PURSUANT TO
THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE
144 UNDER THE SECURITIES ACT OF 1933 (IF
AVAILABLE), (D) TO ANY INSTITUTIONAL INVESTOR THAT
IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF
RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D
UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION
FROM REGISTRATION UNDER THE SECURITIES ACT (IF
AVAILABLE), OR (E) PURSUANT TO A REGISTRATION
STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER
THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO
BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND
       (3)  AGREES THAT IT WILL DELIVER TO EACH
PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS
TRANSFERRED (OTHER
THAN A TRANSFER PURSUANT TO CLAUSE 2(C) OR
2(E) ABOVE), A                NOTICE
SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     The foregoing legend may be removed

from this Security on satisfaction of the

conditions specified in the Indenture.



              BRINKER INTERNATIONAL, INC.

 Zero Coupon Convertible Senior Debentures

                 Due 2021

REGISTERED
CUSIP:
ISSUE DATE:  October __, 2001
ISSUE PRICE: $
(for each $1,000 principal amount at
maturity)
ORIGINAL ISSUE DISCOUNT: $
(for each $1,000 principal amount at
maturity)
No. R-


     BRINKER INTERNATIONAL, INC., a
Delaware corporation, promises to pay to Cede & Co. or registered assigns, the principal amount at maturity of
[__________________ dollars ($__________)]
on October ____, 2021.

     Reference is hereby made to the
further provisions of this Security set
forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused
                   this
instrument to be duly executed under its

corporate seal.

Dated:  October __, 2001      BRINKER

INTERNATIONAL INC.

                              By:______________

                              ____________

                              Title:___________

                              ____________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

__________________________
__,
(
)
as Trustee, certifies that
this is one of the
Securities referred to in
the within-mentioned
Indenture.


By________________________
     __________ Authorized
     Signatory

Dated:  October __, 2001



         [FORM OF REVERSE OF GLOBAL

  SECURITY]

     Zero Coupon Convertible Senior
     Debentures Due 2021 This Security is
     one of a duly authorized issue of
Zero Coupon Convertible Senior Debentures
Due 2021 (the "Securities") of Brinker
International, Inc., a Delaware corporation
(including any successor corporation under the Indenture hereinafter referred to, the "Company"), issued under an Indenture, dated as of October __, 2001 (the
"Indenture"), between the Company and
_________________, as trustee (the
"Trustee").  The terms of the Security
include those stated in the Indenture,
those made part of the Indenture by
reference to the Trust Indenture Act of
1939, as amended ("TIA"), and those set
forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.   Interest; Original Issue Discount.

     General.  The Securities shall not
bear cash interest except as otherwise set forth herein. If the principal amount at maturity hereof or any portion thereof including the Issue Price or accrued
Original Issue Discount, or Liquidated
Damages, if any, are not paid when due
(whether upon acceleration pursuant to
Section 6.02 of the Indenture, upon the
date set for
payment of the Redemption Price pursuant to
Section 5 hereof, upon the date set for
payment of the Purchase Price or Change in Control Purchase Price pursuant to Section
6 hereof, upon the Stated Maturity of the Securities or upon the Liquidated Damages
Payment Dates as defined in the
Registration Rights Agreement), then in
each such case the overdue amount shall, to the extent permitted by law, bear cash interest at the rate of 2% per annum, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable in cash on demand but if not so demanded shall be paid quarterly to the Holders on the last day of each quarter. Original Issue Discount (the difference between the Issue Price and the principal amount at maturity of the Securities) in the period during which a Security remains outstanding, shall accrue at ___% per annum, on a semiannual bond equivalent basis using a 360-day year comprised of twelve 30-day months, from the Issue Date.
2.   Method of Payment.
     Subject to the terms and conditions of
the Indenture, the Company will make
payments in cash, shares of Common Stock or a combination thereof, as the case may be, in respect of Redemption Prices, Purchase
Prices, Change of Control Purchase Prices and at Stated Maturity to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.
However, the Company may make such cash
payments by check payable in such money.
3.   Paying Agent, Conversion Agent and
Registrar.
     Initially, SunTrust Bank (the
"Trustee") will act as Paying Agent,
Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee;
provided that the Company will maintain at least one Paying Agent in the State of New
York, City of New York, Borough of
Manhattan, which shall initially be an
office or agency of the Trustee. The
Company or any of its Subsidiaries or any of their Affiliates may act as Paying
Agent, Conversion Agent or Registrar.
4.   Indenture.
     The Securities are general unsecured
obligations of the Company limited to
$___________ aggregate principal amount at maturity. The Indenture does not limit other indebtedness of the Company, secured or unsecured.
5.   Redemption at the Option of the
Company.
     No sinking fund is provided for the
Securities. The Securities are redeemable for cash at the option of the Company, in whole or in part, at any time or from time to time on, or after October __, 2004 upon not less than 30 nor more than 60 days' notice by mail for a redemption price equal to the Issue Price of those Securities plus accrued Original Issue Discount and accrued and unpaid Liquidated Damages, if any, on those Securities up to (but excluding) the Redemption Date (the "Redemption Price").
The table below shows Redemption Prices of
                     a
Security per $1,000 principal amount at
maturity, assuming that no Liquidated
Damages have accrued, on the dates shown below and at Stated Maturity, which prices reflect accrued Original Issue Discount calculated to each such date. The
Redemption Price of a Security redeemed
between such dates shall include an
additional amount reflecting the additional
Original
Issue Discount accrued since the next
preceding date in the table.

                      (1)           (2)
(3)
                  Issue Price     Accrued
Redemption
                                 Original
                                   Price
                                   Issue
                                   (1) + (2)
                                 Discount
Redemption Date
October ___:
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
  At Stated Maturity


     In no event will any Security be
redeemable before October __, 2004.

6.   Purchase By the Company at the Option
of the
Holder.

     Subject to the terms and conditions of
the Indenture, the Company shall become
obligated to purchase, at the option of the Holder, all or any portion of the Securities held by such Holder on October
____, 2003, October ___, 2005, October ___,
2011 and October ___, 2016 in integral
multiples of $1,000 at a Purchase Price
equal to the Issue Price plus accrued
Original Issue Discount and accrued and
unpaid Liquidated Damages, if any, on those Securities up to (but excluding) the Purchase Date. To exercise such right, a Holder shall deliver to the Company a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on the third Business Day prior to such Purchase Date, and shall deliver the Securities to the Paying Agent as set forth in the Indenture.

     The Purchase Price per $1,000
principal amount at maturity of Securities as of each of the Purchase Date, assuming that no Liquidated Damages have accrued, will be:

Purchase Date              Purchase Price
October __:
2003

2005

2011

2016

     The Purchase Price may be paid, at the
option of the Company, in cash or by the issuance and delivery of shares of Applicable Stock, or in any combination thereof, subject to the terms and conditions of the Indenture.
At the option of the Holder and subject to
                    the
terms and conditions of the Indenture, the Company shall become obligated to offer to purchase the Securities held by such Holder within 30 days (which purchase shall occur
30 days after the date of such offer) after the occurrence of a Change of Control of the Company for a Change of Control
Purchase Price equal to the Issue Price
plus accrued Original Issue Discount and accrued and unpaid Liquidated Damages, if any, on those Securities up to (but excluding) the Change of Control Purchase
Date. The Change of Control Purchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Applicable Stock, or in any combination thereof, subject to the terms and conditions of the Indenture.

     Holders have the right to withdraw any
Purchase Notice or Change of Control
Purchase Notice, as the case may be, by
delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

    If cash (and/or Applicable Stock if
                 permitted
under the Indenture) sufficient to pay the Purchase Price or Change of Control
Purchase Price, as the case may be, of all Securities or portions thereof to be purchased as of the Purchase Date or the Change of Control Purchase Date, as the case may be, is deposited with the Paying
Agent, on the Business Day following the Purchase Date or the Change of Control
Purchase Date, Original Issue Discount and
Liquidated Damages, if any, will cease to accrue on such Securities (or portions thereof) immediately after such Purchase
Date or Change of Control Purchase Date, and the Holder thereof shall have no other rights as such other than the right to receive the Purchase Price or Change of Control Purchase Price upon surrender of such Security.

7.   Notice of Redemption.

     Notice of redemption pursuant to
Section 5 of this Security will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately on and after such Redemption Date Original Issue
Discount and Liquidated Damages, if any, cease to accrue on such Securities or portions thereof. Securities in denominations larger than $1,000 of principal amount at maturity may be redeemed in part but only in integral multiples of $1,000 of principal amount at maturity.

8.   Conversion.

     Subject to and in compliance with the
provisions of the Indenture (including,
without limitation, the conditions to
conversion of this Security set forth in
Section 10.01 thereof), a Holder is
entitled, at such Holder's option, to
convert the Holder's Security (or any
portion of the principal amount at maturity thereof that is $1,000 or an integral multiple $1,000), into fully paid and nonassessable shares of Common Stock at the Conversion Price in effect at the time of conversion.

  The Company will notify Holders of any
                   event
triggering the right to convert the
Securities as specified above in accordance with the Indenture.

A Security in respect of which a Holder has delivered a Purchase Notice or Change of Control Purchase Notice, as the case may be, exercising the option of such Holder to require the Company to purchase such Security may be converted only if such Purchase Notice or Change of Control
Purchase Notice, as the case may be, is
withdrawn in accordance with the terms of the Indenture.

     The initial Conversion Rate is
______________ shares of Common Stock per $1,000 principal amount at maturity, subject to adjustment in certain events described in the Indenture. A Holder which surrenders Securities for conversion will receive cash or a check in lieu of any fractional share of Common Stock.

     To surrender a Security for
conversion, a Holder must (1) complete and manually sign the conversion notice below
(or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay any transfer or similar tax, if required.

     No fractional shares of Common Stock
shall be issued upon conversion of any
Security. Instead of any fractional share of Common Stock that would otherwise be issued upon conversion of such Security, the Company shall pay a cash adjustment as provided in the Indenture.

     No payment or adjustment will be made
for dividends on the shares of Common
Stock, except as provided in the Indenture.

     If the Company (i) is a party to a
consolidation, merger, statutory share
exchange or combination, (ii) reclassifies the Common Stock, or (iii) conveys, transfers or leases its properties and assets substantially as an entirety to any Person, the right to convert a Security into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person, in each case in accordance with the Indenture.

9.   Conversion Arrangement on Call for
Redemption.

     Any Securities called for redemption,
unless surrendered for conversion before the close of business on the day that is two Business Days prior to the Redemption
Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into shares of Common Stock and to make payment for such Securities to the Trustee in trust for such Holders.

10.  Denominations; Transfer; Exchange.

  The Securities are in fully registered
                   form,
without coupons, in denominations of $1,000 of principal amount at maturity and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The
Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change of Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

11.  Persons Deemed Owners.

     The registered Holder of this Security
may be treated as the owner of this
Security for all purposes.

12.  Unclaimed Money or Securities.

     The Trustee and the Paying Agent shall
return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

13.  Amendment; Waiver.

     Subject to certain exceptions set
forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount at maturity of the outstanding Securities and
(ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount at maturity of the outstanding Securities.
Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the
Trustee may amend the Indenture or the
Securities (i) to add to the covenants of the Company for the benefit of the Holders of Securities, (ii) to surrender any right or power conferred upon the Company in the Indenture, (iii) to provide for conversion rights of Holders of Securities if any reclassification or change of the Company's
Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs, (iv) to provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to
Article 5 of the Indenture, (v) to increase the Conversion Rate; provided, however, that such increase in the Conversion Rate shall not adversely affect the interest of the Holders of Securities (after taking into account tax and other consequences of such increase), (vi) to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, (vii) to make any changes or modifications necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights
Agreement; provided, however, that such
action pursuant to this clause does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect, (viii) to cure any ambiguity, to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under the Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of the Indenture; provided, however, that such action pursuant to this clause does not, in the good faith opinion of the Board of Directors of the Company
(as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect, and (ix) to add or modify any other provisions in the Indenture with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the Holders of Securities.

14.  Defaults and Remedies.

     If any Event of Default with respect
to Securities shall occur and be
continuing, the principal amount at
maturity, or any portion thereof, including the Issue Price and accrued Original Issue
Discount, and Liquidated Damages, if any on all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

15.  Trustee Dealings with the Company.

     Subject to certain limitations imposed
by the TIA, the Trustee under the
Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.  Calculations in Respect of Securities.

     The Company or its agents will be
responsible for making all calculations
called for under the Securities including, but not limited to, determination of the market prices for the Securities and of the Common Stock and the amounts of Original
Issue Discount, if any, accrued on the
Securities. Any calculations made in good faith and without manifest error will be final and binding on Holders of the Securities. The Company or its agents will be required to deliver to the Trustee a schedule of its calculations and the Trustee will be entitled to conclusively rely upon the accuracy of such calculations without independent verification.

17.  No Recourse Against Others.

     A director, officer, employee or
shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

18.  Authentication.

     This Security shall not be valid until
an authorize signatory of the Trustee
manually signs the Trustee's Certificate of Authentication on the other side of this Security.

19.  Abbreviations.

     Customary abbreviations may be used in
the name of a Securityholder or an
assignee, such as TEN COM (=tenants in
common), TEN ENT (=tenants by the
entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A
(=Uniform Gift to Minors Act).

20.   GOVERNING LAW.

     THE LAWS OF THE STATE OF NEW YORK
SHALL GOVERN THE INDENTURE AND THIS
SECURITY.

     The Company will furnish to any
Securityholder upon written request and
without charge a copy of the Indenture
which has in it the text of this Security in larger type. Requests may be made to:

     BRINKER INTERNATIONAL, INC.
     6820 LBJ Freeway
     Dallas, Texas 75240
     Attn:  General Counsel and Secretary
     Facsimile No. (972) 770-1256

21.  Registration Rights.

     The Holders of the Securities are
entitled to the benefits of a Resale
Registration Rights Agreement,
dated as of October __, 2001, among the
Company, Banc of America Securities LLC and
Salomon Smith Barney Inc., as
representatives of several initial
purchasers, including the receipt of
liquidated damages upon a registration
default (as defined in such agreement).
ASSIGNMENT FORM               CONVERSION
NOTICE
     To assign this           To convert
this Security
Security, fill in the         into Common
Stock of the
form below:                   Company, check
the box [ ]

I or we assign and            To convert
only part of
transfer this Security to     this Security,
state the
_________________________     principal
amount at
_________________________     maturity to be
converted
(Insert assignee's soc.       (which must be
$1,000 or
sec. or tax ID no.)           an integral
multiple of
_________________________     $1,000):

_________________________     If you want
the stock
                              certificate
made out in _________________________
another person's name
                              fill in the
form below: (Print or type assignee's
________________________
name, address and zip
________________________
code)
                              (Insert the
other
and irrevocably appoint       person's soc.
sec. tax
                              ID no.)
____________________
________________________
agent to transfer this
________________________
Security on the books of
________________________
the Company.  The agent
________________________
may substitute another to
________________________
act for him.
________________________
                              (Print or type
                              other person's
                              name, address
                              and zip code)



Date:  __________ Your
Signature:______________________

___________________________________________
____________ (Sign exactly as your name
appears on the other side
of this Security)

Signature Guaranteed

________________________________
Participant in a Recognized Signature

Guarantee Medallion Program

By:_____________________________
     Authorized Signatory




     SCHEDULE OF INCREASES AND DECREASES OF
                       GLOBAL SECURITY


Initial Principal Amount at Maturity of
Global Security: ________($________).
Date       Amount of  Amount of
Principal   Notation
           Increase   Decrease   Amount
at   by
           in         in         Maturity
Registrar
           Principal  Principal  of Global
or
           Amount at  Amount at  Security
           Security Maturity     Maturity     After
           Custodian
      of Global  of Global  Increase
           Security   Security   or
                                 Decrease





                                              EXHIBIT B [FORM OF

        FACE OF CERTIFICATED SECURITY]

     THE SECURITY EVIDENCED BY THIS
CERTIFICATE HAS NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT OF 1933") OR ANY STATE
SECURITIES LAWS, AND MAY NOT BE OFFERED OR
SOLD EXCEPT AS SET FORTH IN THE FOLLOWING
SENTENCE. BY ACQUISITION HEREOF, THE
HOLDER:


     (1) REPRESENTS THAT IT IS A "QUALIFIED
         INSTITUTIONAL BUYER" AS DEFINED IN
         RULE 144A UNDER THE SECURITIES ACT
         OF 1933;


  (2) AGREES THAT IT WILL NOT WITHIN TWO
                   YEARS
         AFTER THE ORIGINAL ISSUANCE OF
         THIS SECURITY RESELL OR OTHERWISE
         TRANSFER THE SECURITY EVIDENCED
         HEREBY OR THE COMMON STOCK
         ISSUABLE UPON CONVERSION OF SUCH
         SECURITY EXCEPT (A)
         TO THE COMPANY OR ANY SUBSIDIARY
         THEREOF, (B) TO A QUALIFIED
         INSTITUTIONAL BUYER IN COMPLIANCE
         WITH RULE 144A UNDER THE
         SECURITIES ACT OF 1933, (C)
         PURSUANT TO THE EXEMPTION FROM
         REGISTRATION PROVIDED BY RULE 144
         UNDER THE SECURITIES ACT OF 1933
         (IF AVAILABLE), (D) TO ANY
         INSTITUTIONAL INVESTOR THAT IS AN
         ACCREDITED INVESTOR WITHIN THE
         MEANING OF RULE 501(a)(1), (2),
         (3) OR (7) OF REGULATION D UNDER
         THE SECURITIES ACT PURSUANT TO AN
         EXEMPTION FROM REGISTRATION UNDER
         THE SECURITIES ACT (IF
         AVAILABLE), OR (E) PURSUANT TO A
         REGISTRATION STATEMENT WHICH HAS
         BEEN DECLARED EFFECTIVE UNDER THE
         SECURITIES ACT OF 1933 AND WHICH
         CONTINUES TO BE EFFECTIVE AT THE
         TIME OF SUCH TRANSFER; AND

     (3) AGREES THAT IT WILL DELIVER TO
         EACH PERSON TO WHOM THE SECURITY
         EVIDENCED HEREBY IS TRANSFERRED
         (OTHER THAN A TRANSFER PURSUANT
         TO CLAUSE 2(C) OR 2(E) ABOVE), A
         NOTICE
         SUBSTANTIALLY TO THE EFFECT OF
THIS LEGEND.
     The foregoing legend may be removed
from this Security on satisfaction of the conditions specified in the Indenture.


              BRINKER INTERNATIONAL, INC.

 Zero Coupon Convertible Senior Debentures

                 Due 2021

REGISTERED
CUSIP:
ISSUE DATE:  October __, 2001
ISSUE PRICE: $
(for each $1,000 principal amount at
maturity)
ORIGINAL ISSUE DISCOUNT: $
(for each $1,000 principal amount at
maturity)
No. R-


     BRINKER INTERNATIONAL, INC., a
Delaware corporation, promises to pay to Cede & Co. or registered assigns, the principal amount at maturity of
[__________________ dollars ($__________)]
on October ____, 2021.

     Reference is hereby made to the
further provisions of this Security set
forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused
                   this
instrument to be duly executed under its corporate seal.

Dated:  October __, 2001      BRINKER
INTERNATIONAL
INC.

                              By:______________

                              ____________

                              Title:___________

                              ____________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
____________________________,
(                          )
as Trustee, certifies that this is one
of the Securities referred to in the
within-mentioned Indenture.


By__________________________________
     Authorized Signatory


Dated:  October __, 2001




     [FORM OF REVERSE OF CERTIFICATED
                SECURITY IS IDENTICAL
                TO EXHIBIT A]


                                              EXHIBIT C Zero

  Coupon Convertible Senior Debentures Due 2021

                 Transfer Certificate

     In connection with any transfer of any
of the Securities within the period prior to the expiration of the holding period applicable to the sales thereof under Rule
144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner of this Security hereby certifies with respect to $____________ principal amount at maturity of the above-captioned Securities presented or surrendered on the date hereof (the
"Surrendered Securities") for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:
     [_] A transfer of the Surrendered
                Securities
         is made to the Company or any
subsidiaries;
         or

     [_] The transfer of the Surrendered
         Securities complies with Rule 144A
         under the Securities Act; or

     [_] The transfer of the Surrendered
         Securities complies with Rule
         501(a)(1), (2), (3) or (7) of
         Regulation D under the Securities
         Act; or

     [_] The transfer of the Surrendered
         Securities is pursuant to an
         effective registration statement
         under the Securities Act; or

     [_] The transfer of the Surrendered
         Securities is pursuant to another
         available exemption from the
         registration requirement of the
         Securities Act;

and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

 [_] The transferee is an Affiliate of the Company.

DATE:
___________________________
                         Signature(s)

     (If the registered owner is a
corporation, partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)

Signature Guaranteed

________________________________
Participant in a Recognized Signature